Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT

FIRST AMENDMENT, dated as of June 15, 2023 (this “Amendment”), among Casa Systems, Inc. (the “Borrower”), the guarantors listed on the signature pages hereto, the Lenders (as defined below) party hereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”). Capitalized terms used but not defined in this Amendment shall have the meanings assigned thereto in the Amended Credit Agreement (as defined below).

W I T N E S S E T H

WHEREAS, the Borrower, the lenders from time to time party thereto (the “Lenders”), the Administrative Agent and the Collateral Agent are party to that certain Credit Agreement, dated as of December 20, 2016 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”);

WHEREAS, the Borrower and each Lender party hereto (each, a “Consenting Lender” and, collectively, the “Consenting Lenders”) (which collectively constitute the Required Lenders) have agreed to amend certain provisions of the Credit Agreement as provided herein in accordance with Section 10.01 of the Credit Agreement (collectively, the “Exit Consent”);

WHEREAS, immediately after giving effect to the Exit Consent, the Borrower has offered to purchase and assume, and each Consenting Lender desires to sell and assign to the Borrower, 100% of such Consenting Lender’s Initial Term Loans (the “Purchased Loans”) outstanding immediately following the First Amendment Effective Date (as defined below) in accordance with the terms of Section 10.07(m) of the Amended Credit Agreement; and

WHEREAS, immediately after giving effect to the Exit Consent, (a) the Purchased Loans shall be purchased by, transferred to and assigned to the Borrower and immediately be deemed cancelled and extinguished pursuant to Section 10.07(m) of the Amended Credit Agreement and (b) subject to the terms and conditions of the Exchange Agreement (as defined below), each Consenting Lender shall receive Exchanged Superpriority Term Loans (as defined in the Exchange Agreement) as consideration for its sale and assignment of its Purchased Loans to the Borrower, in each case, pursuant to that certain Exchange Agreement, dated as of the date hereof (the “Exchange Agreement”), among the Borrower, the Consenting Lenders and the Administrative Agent (collectively, the “Exchange”).

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein set forth, the parties hereto agree as follows:

SECTION 1. Amendments. Effective as of the First Amendment Effective Date, immediately prior to giving effect to the Exchange:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following new defined terms in their proper alphabetical order:

“First Amendment” means the First Amendment, dated as of First Amendment Effective Date, among the Borrower, the other Loan Parties party thereto, the Lenders party thereto, the Administrative Agent and the Collateral Agent.

“First Amendment Effective Date” has the meaning assigned to such term in the First Amendment.

“New Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of the First Amendment Effective Date, by and among, inter alios, Delaware Trust Company, as First Lien Collateral Agent and First-Priority Representative, and JPMorgan Chase Bank, N.A., as Second Lien Collateral Agent and Second-Priority Representative and each additional agent from time to time party thereto, and acknowledged by the grantors from time to time party thereto, as may be amended, restated, supplemented or replaced, in whole or in part, from time to time.

(b) The text of the definition of “Borrower Materials” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read:

“Borrower Materials” has the meaning specified in Section 10.02(g).

(c) The text of the definition of “Collateral Documents” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read:

“Collateral Documents” means, collectively, the Security Agreement, the Intellectual Property Security Agreements, Security Agreement Supplements, the Mortgages, each of the mortgages, debentures, charges, collateral assignments, security agreements, pledge agreements or other similar agreements delivered to the Agents and the Lenders pursuant to this Agreement, the Guaranty, the New Intercreditor Agreement, the First Lien Intercreditor Agreement (if any), the Second Lien Intercreditor Agreement (if any) and any other intercreditor agreement entered into in connection herewith and each of the other agreements, instruments or documents executed by a Loan Party that creates or purports to create a Lien or Guarantee in favor of the Administrative Agent or the Collateral Agent for the benefit of the Secured Parties.

(d) The text of the definition of “Intercreditor Agreements” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read:

“Intercreditor Agreements” means the New Intercreditor Agreement, the First Lien Intercreditor Agreement, the Second Lien Intercreditor Agreement and other customary intercreditor agreements or arrangements reasonably acceptable to the Borrower and the Administrative Agent, collectively, in each case to the extent then in effect.

(e) The text of clause (c) in the definition of “Interest Period” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read “[Reserved]”.

(f) The text of the definition of “Platform” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read:

“Platform” has the meaning specified in Section 10.02(g).

(g) The text of the definition of “Public Lender” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read:

“Public Lender” has the meaning specified in Section 10.02(g).

(h) The text of Sections 1.07 and 1.15 is hereby amended and restated in its entirety to read “[Reserved]” and each reference to such section in the Credit Agreement is hereby deleted.

2

(i) The text of Sections 2.05(b)(i), 2.05(b)(ii), 2.05(b)(iii), 2.05(b)(iv), 2.05(b)(vi), 2.05(b)(vii) and 2.14 of the Credit Agreement is hereby amended and restated in its entirety to read “[Reserved]” and each reference to any such section in the Credit Agreement is hereby deleted.

(j) The text of Sections 6.01, 6.02, 6.03, 6.04, 6.05, 6.06, 6.07, 6.08, 6.09, 6.10, 6.11, 6.12, 6.13, 6.14, 6.15, 6.16, and 6.18 of the Credit Agreement is hereby amended and restated in its entirety to read “[Reserved]” and each reference to any such section in the Credit Agreement is hereby deleted.

(k) The text of Sections 7.01, 7.02, 7.03, 7.04, 7.05, 7.06, 7.07, 7.08, 7.09, 7.12, 7.13 and 7.14 of the Credit Agreement is hereby amended and restated in its entirety to read “[Reserved]” and each reference to any such section in the Credit Agreement is hereby deleted.

(l) (i) The text of Sections 8.01(e), 8.01(g), 8.01(h) and 8.01(k) of the Credit Agreement is hereby amended and restated in its entirety to read “[Reserved]” and each reference to any such section in the Credit Agreement is hereby deleted and (ii) the text of Section 8.01(b)(i) is hereby amended and restated in its entirety to read “Section 6.17”.

(m) Section 10.02 of the Credit Agreement is hereby amended by adding the following new clause (g):

(g) The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Lead Arrangers will make available to the Lenders and the L/C Issuers materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on Intralinks®, Syndtrak® or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information (within the meaning of the United States federal securities laws) with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that it will identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC,” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof, (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Lead Arrangers, the L/C Issuers and the Lenders to treat such Borrower Materials as either information that is publicly available (or could be derived from publicly available information) or not material information (although it may be confidential, sensitive and proprietary) with respect to such Person or its securities for purposes of United States federal securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.08); and (y) all Borrower Materials specifically marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Lender”. Notwithstanding the foregoing, the Borrower shall be under no obligation to mark any Borrower Materials “PUBLIC.”

(n) The text of Article IX of the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth on Annex II hereto.

(o) With respect to any Initial Term Loans that remain outstanding under the Amended Credit Agreement immediately after giving effect to the Exchange, such Initial Term Loans shall be converted to a new Borrowing of Eurocurrency Rate Loans with an initial Interest Period of 6 months commencing on the First Amendment Effective Date, with the Borrower deemed to have submitted any conversion notices required to effect the forgoing in satisfaction of any such requirements under the Credit Agreement and/or the Amended Credit Agreement.

3

(p) After giving effect to the Exchange, the outstanding principal amount of Initial Term Loans under the Amended Credit Agreement (including for purposes of Section 2.07(a) of the Amended Credit Agreement) shall be reduced by the aggregate principal amount of the Initial Term Loans that are exchanged pursuant to the Exchange.

SECTION 2. Representations and Warranties. Each Loan Party hereby represents and warrants to the other parties hereto that:

(a) The Borrower and each other Loan Party have all corporate or other organizational power and authority to execute, deliver and perform its obligations under this Amendment. The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate or other organizational action. This Amendment has been duly executed and delivered by each Loan Party party hereto and this Amendment and the Amended Credit Agreement constitute the legal, valid and binding obligations of the Borrower and each other Loan Party party hereto, enforceable against the Borrower and each such Loan Party in accordance with their terms, except as such enforceability may be limited by Debtor Relief Laws or other Laws affecting creditors’ rights generally and by general principles of equity and principles of good faith and fair dealing.

(b) The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Amended Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct in all respects on such respective dates.

(c) At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 3. Effectiveness. The effectiveness of this Amendment is subject to the satisfaction (or waiver in accordance with Section 10.01 of the Credit Agreement) of each of the following conditions (the date such conditions are satisfied, the “First Amendment Effective Date”):

(a) The Administrative Agent (or its counsel) shall have received from (x) the Borrower, each other Loan Party, the Administrative Agent and the Collateral Agent, a counterpart of this Amendment signed on behalf of such party and (y) each Consenting Lender (which shall collectively constitute the Required Lenders), an executed Lender Consent in the form attached hereto as Annex I.

(b) The Administrative Agent (or its counsel) shall have received a certificate, dated the First Amendment Effective Date, and signed by an authorized officer of the Borrower, certifying on behalf of the Borrower the accuracy of the representations and warranties set forth in clauses (b) and (c) of Section 2 hereof.

(c) The Borrower shall have paid to (i) the Administrative Agent and/or each applicable Lender, all fees, premiums, expenses (including reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP and Akin Gump Strauss Hauer and Feld LLP) and other transaction costs incurred in connection with this Amendment, in each case, to the extent invoiced in reasonable detail at least two (2) Business Days before the date hereof (except as otherwise reasonably agreed to by the Borrower) to the extent then due and (ii) the Administrative Agent, for the ratable benefit of each Lender immediately prior to the First Amendment Effective Date, all accrued and unpaid interest on account of the Initial Term Loans up to, but not including, the First Amendment Effective Date.

4

(d) Substantially concurrently with the effectiveness of this Amendment (but after giving effect to the Exit Consent), the Exchange shall have been consummated.

(e) The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Amended Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates.

(f) At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

SECTION 4. Effect of this Amendment.

(a) Except as expressly amended hereby, the Borrower and each other Loan Party hereto agrees that the Amended Credit Agreement and the other Loan Documents are ratified and confirmed and shall remain in full force and effect in accordance with their terms and that they are not aware of any set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, the Administrative Agent or the Collateral Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Nothing herein shall be deemed to entitle the Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall not constitute a novation of any Obligations.

(b) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement in any other Loan Document, shall be deemed a reference to the Amended Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Amended Credit Agreement and the other Loan Documents.

(c) By its execution hereof, each of the Borrower and the other Loan Parties party hereto hereby expressly agrees, with respect to each Loan Document to which it is a party (i) all of its obligations, liabilities and indebtedness (as reduced by the aggregate principal amount of the Initial Term Loans that are exchanged pursuant to the Exchange) under such Loan Document shall remain in full force and effect on a continuous basis regardless of the effectiveness of this Amendment, (ii) nothing contained in this Amendment shall be construed as a substitution or novation of its obligations, liabilities and indebtedness under such Loan Document and (iii) all of the liens and security interests created by and arising under such Loan Document remain in full force and effect on a continuous basis, regardless of the effectiveness of this Amendment, as collateral security for its obligations, liabilities and indebtedness under the Amended Credit Agreement and related Guarantees.

5

SECTION 5. General.

(a) Intercreditor Matters. The Consenting Lenders confirm that the Administrative Agent and the Collateral Agent, as applicable, are authorized to enter into the New Intercreditor Agreement in the form attached as Annex III hereto (and any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to, such agreements in connection with the incurrence by any Loan Party of any Indebtedness (or any Permitted Refinancing of the foregoing) in order to permit such Indebtedness to be secured by a valid and enforceable lien (with such priority as may be designated by the Borrower or relevant Subsidiary, to the extent such priority is permitted by the Loan Documents)). Each Consenting Lender hereby expressly and irrevocably authorizes and instructs the Administrative Agent and the Collateral Agent, as applicable, to enter into the New Intercreditor Agreement in the form attached as Annex III hereto on the date hereof (and any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to, such agreements in connection with the incurrence by any Loan Party of any Indebtedness (or any Permitted Refinancing of the foregoing) in order to permit such Indebtedness to be secured by a valid and enforceable lien (with such priority as may be designated by the Borrower or relevant Subsidiary, to the extent such priority is permitted by the Loan Documents)), and to subject the Liens on the Collateral securing the Obligations to the provisions thereof.

(b) Execution in Counterparts; Electronic Signatures. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Laws, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(c) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(d) Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties and their respective heirs, beneficiaries, successors and permitted assigns.

(e) Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(f) Incorporation by Reference. The provisions of Sections 10.15(b), 10.15(c) and 10.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

(g) Costs and Expenses. The Borrower agrees to pay or reimburse (i) the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, including the reasonable fees and disbursements of Simpson Thacher & Bartlett LLP, primary counsel for the Administrative Agent and (ii) each applicable Lender for all its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, including the reasonable fees and disbursements of Akin Gump Strauss Hauer & Feld LLP, in each case subject to the terms of Section 10.04 of the Credit Agreement.

[Signature Pages Follow]

6

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CASA SYSTEMS, INC., as the Borrower

By:	/s/ Edward Durkin
Name: Edward Durkin
Title: Chief Financial Officer and Interim Chief Executive Officer

[Signature Page to First Amendment]

JPMORGAN CHASE BANK, N.A., as the Administrative Agent and the Collateral Agent

By:	/s/ Vidita J. Shah
Name:	Vidita J. Shah
Title:	Vice President

[Signature Page to First Amendment]

ANNEX I

Lender Consent

[See attached]

LENDER CONSENT

Reference is made to the proposed First Amendment (the “Amendment”), by and among Casa Systems, Inc. (the “Borrower”), the Guarantors listed on the signature pages thereto, the Lenders (as defined below) party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”), to that certain Credit Agreement, dated as of December 20, 2016, among the Borrower, the lenders from time to time party thereto (the “Lenders”), the Administrative Agent and the Collateral Agent. Unless otherwise defined herein, terms defined in the Amendment and used herein shall have the meanings given to them in the Amendment.

The undersigned Lender, by delivering an executed signature page hereto, hereby:

(i)	elects to consent and agree to the Amendment as a Consenting Lender;

(ii) confirms that it has elected to participate in the Exchange and receive Exchanged Superpriority Term Loans (as defined in the Exchange Agreement) as consideration for its sale and assignment of its Purchased Loans (as defined in the Exchange Agreement) to the Borrower; and

(iii) confirms that the Administrative Agent and the Collateral Agent, as applicable, are authorized to enter into the Intercreditor Agreement substantially in the form attached as Annex III to the Amendment (the “New Intercreditor Agreement”) and expressly and irrevocably authorizes and instructs the Administrative Agent and the Collateral Agent, as applicable, to enter into the New Intercreditor Agreement on the date hereof.

The undersigned Lender hereby agrees that its executed signature page hereto will be appended to the Amendment and serve as its signature thereto for purposes of Section 10.01 of the Credit Agreement.

Notwithstanding anything to the contrary in Section 2.08 or Section 2.10 of the Credit Agreement, all accrued and unpaid interest on account of the Initial Term Loans up to, but not including, the First Amendment Effective Date shall be paid in full in cash on the First Amendment Effective Date. In addition, each Consenting Lender hereby waives its rights to compensation for any amounts owing pursuant to Section 3.05 of the Credit Agreement.

THIS LENDER CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

The provisions of Sections 10.15(b), 10.15(c) and 10.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Laws, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Signature Page Follows]

[NAME OF CONSENTING LENDER]

By:
Name:
Title:

[Lender Consent – Casa Systems First Amendment]

ANNEX II

Article IX

[See attached]

ARTICLE IX

Administrative Agent and Other Agents

Section 9.01 Appointment and Authority of the Administrative Agent.

(a) Each Lender and L/C Issuer hereby irrevocably appoints JPMorgan Chase Bank, N.A. to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article IX, other than in respect of Section 9.09, Section 9.11 and Section 9.14, are solely for the benefit of the Administrative Agent and the Lenders and each L/C Issuer, and the Loan Parties shall not have rights as a third party beneficiary of any such provision. In performing its functions and duties hereunder, the Administrative Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Borrower or any of its Subsidiaries, except as expressly set forth herein or in the other Loan Documents.

(b) Each L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each such L/C Issuer shall have all of the benefits and immunities (i) provided to the Agents in this Article IX with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term “Agent” as used in this Article IX and Article X and in the definition of “Agent-Related Person” included such L/C Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to such L/C Issuer.

(c) The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including in its capacities as a Lender, L/C Issuer (if applicable) and a potential Hedge Bank and/or Cash Management Bank) hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of (and to hold any security interest created by the Collateral Documents for and on behalf of or in trust for) the Secured Parties for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” (and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article IX (including Section 9.07, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto. Without limiting the generality of the foregoing, each of the Lenders (including in its capacities as a Lender, L/C Issuer (if applicable) and a potential Hedge Bank and/or Cash Management Bank) hereby expressly authorizes the Administrative Agent to (i) execute any and all documents (including releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto (including any First Lien Intercreditor Agreement, any Second Lien Intercreditor Agreement and/or any other intercreditor agreements entered into in connection herewith, and security trust documents), as contemplated by, in accordance with or otherwise in connection with the provisions of this Agreement and the Collateral Documents and acknowledge and agree that any such action by any Agent shall bind the Lenders and (ii) negotiate, enforce or settle any claim, action or proceeding affecting the Lenders in their capacity as such, at the direction of the Required Lenders, which negotiation, enforcement or settlement will be binding upon each Lender.

(d) Any corporation or association into which any Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer all or substantially all of its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which such Agent is a party, will be and become the successor Administrative Agent and/or Collateral Agent, as applicable, under this Agreement and will have and succeed to the rights, powers, duties, immunities and privileges as its predecessor, without the execution or filing of any instrument or paper or the performance of any further act.

Section 9.02 Rights as a Lender. Any Person serving as an Agent (including as Administrative Agent) or L/C Issuer hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent or L/C Issuer, and the agency created hereby shall in no way impose any duties or obligations upon any Agent or L/C Issuer in its individual capacity as a Lender hereunder. The term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include each Person serving as an Agent or L/C Issuer hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not an Agent or L/C Issuer hereunder and without any duty to provide notice or account therefor to the Lenders. The Lenders acknowledge that, pursuant to such activities, any Agent or L/C Issuer or its Affiliates may receive information regarding any Loan Party or any of its Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that no Agent or L/C Issuer shall be under any obligation to provide such information to them.

Section 9.03 Exculpatory Provisions. Neither the Administrative Agent nor any other Agent shall have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, an Agent (including the Administrative Agent):

(a) shall not be subject to any fiduciary or other implied (or express) duties, regardless of whether a Default has occurred and is continuing and without limiting the generality of the foregoing, the use of the term “agent” herein and in the other Loan Documents with reference to any Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under any agency doctrine of any applicable Laws and instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties;

(b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that such Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that no Agent shall be required to take any action (or where so instructed, refrain from exercising) that, in its opinion or the opinion of its counsel, may expose such Agent to liability or that is contrary to any Loan Document or applicable Laws;

(c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by any Person serving as an Agent or any of its Affiliates in any capacity; ~~and~~

(d) shall not have any liability arising from confirmations of the amount of outstanding Loans or L/C Obligations or the component amounts thereof~~.~~; and

(e) shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its control, including without limitation, any act or provision of any present or future law or regulation or governmental authority; acts of God; earthquakes; fires; floods; wars; terrorism; civil or military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority or governmental actions; or the unavailability of the Federal Reserve Bank wire or telex or other wire or communications facility; it being understood that each applicable Agent shall use its best efforts to resume performance as soon as practicable under the circumstances.

The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 8.02 and Section 10.01) or (ii) in the absence of its own gross negligence or willful misconduct as determined by the final, non-appealable judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Borrower or a Lender. In the event that the Agents receive such a notice of the occurrence of a Default, the Agents shall take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Lenders; provided that, unless and until the Agents shall have received such directions, the Agents may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Lenders.

No Agent-Related Person shall be responsible for or have any duty to ascertain or inquire into (i) any recital, statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default (including compliance with the terms and conditions of Section 10.07(h)(iii)), (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or the sufficiency of any Collateral, (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent, or (vii) to inspect the properties, books or records of any Loan Party or any Affiliate thereof.

Section 9.04 Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person, including, for the avoidance of doubt, in connection with the Administrative Agent’s reliance on any Electronic Signature transmitted by telecopy, emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

The Administrative Agent may at any time request instructions from the Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the Loan Documents the Administrative Agent is permitted or desires to take or to grant, and the Administrative Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. No Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of the Required Lenders. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders; provided that the Administrative Agent shall not be required to take any action that, in its opinion or in the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Laws.

Section 9.05 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Documents by or through any one or more sub agents appointed by the Administrative Agent. The Administrative Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Agent-Related Persons. The exculpatory and indemnification provisions of this Article IX shall apply to any such sub agent and to the Agent-Related Persons of the Administrative Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. Notwithstanding anything herein to the contrary, with respect to each sub agent appointed by Administrative Agent, (i) such sub agent shall be a third party beneficiary under this Agreement with respect to all such rights, benefits and privileges (including exculpatory rights and rights to indemnification) and shall have all of the rights and benefits of a third party beneficiary, including an independent right of action to enforce such rights, benefits and privileges (including exculpatory rights and rights to indemnification) directly, without the consent or joinder of any other Person, against any or all of Loan Parties and the Lenders, (ii) such rights, benefits and privileges (including exculpatory rights and rights to indemnification) shall not be modified or amended without the consent of such sub agent, and (iii) such sub agent shall only have obligations to the Administrative Agent and not to any Loan Party, Lender or any other Person and no Loan Party, Lender or any other Person shall have any rights, directly or indirectly, as a third party beneficiary or otherwise, against such sub agent; provided that the appointment of any sub agent shall not relieve the Administrative Agent of its obligations hereunder or under any other Loan Documents.

Section 9.06 Non-Reliance on Administrative Agent and Other Lenders; Disclosure of Information by Agents. Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by any Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to each Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of an investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower and the other Loan Parties hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and the other Loan Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by any Agent herein, such Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person.

Section 9.07 Indemnification of Agents. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Administrative Agent and each other Agent-Related Person (solely to the extent any such Agent-Related Person was performing services on behalf of the Administrative Agent) (to the extent not reimbursed by or on behalf of any Loan Party and without limiting the obligation of any Loan Party to do so), pro rata, and hold harmless the Administrative Agent and each other Agent-Related Person (solely to the extent any such Agent-Related Person was performing services on behalf of the Administrative Agent) from and against any and all Indemnified Liabilities incurred by it; provided that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting from such Agent-Related Person’s own gross negligence or willful misconduct, as determined by the final, non-appealable judgment of a court of competent jurisdiction; provided that no action taken in accordance with the directions of the Required Lenders (or such other number or percentage of the Lenders as shall be required by the Loan Documents) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 9.07. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Liabilities, this Section 9.07 applies whether any such investigation, litigation or proceeding is brought by any Lender or any other Person. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, syndication, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower; provided that such reimbursement by the Lenders shall not affect the Borrower’s continuing reimbursement obligations with respect thereto; provided, further, that the failure of any Lender to indemnify or reimburse the Administrative Agent shall not relieve any other Lender of its obligation in respect thereof.

If any indemnity furnished to the Administrative Agent for any purpose shall, in the opinion of the Administrative Agent, be insufficient or become impaired, the Administrative Agent may call for additional indemnity from the Lenders and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished; provided, in no event shall this sentence require any Lender to indemnify the Administrative Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Lender’s pro rata share thereof; and provided, further, this sentence shall not be deemed to require any Lender to indemnify the Administrative Agent against any Indemnified Liabilities resulting from the Administrative Agent’s own gross negligence or willful misconduct, as determined by the final, non-appealable judgment of a court of competent jurisdiction. The undertaking in this Section 9.07 shall survive termination of the Aggregate Commitments, the payment and satisfaction of all other Obligations and the resignation of the Administrative Agent.

Section 9.08 No Other Duties; Other Agents, Lead Arrangers, Managers, Etc. Each Agent hereby agrees to act in its capacity as such upon the express conditions contained herein and the other Loan Documents, as applicable. Anything herein to the contrary notwithstanding, none of the Bookrunners, Lead Arrangers, Syndication Agent or other Agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent or a Lender hereunder and such Persons shall have the benefit of this Article IX. Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any agency or fiduciary or trust relationship with any Lender, the Borrower or any of their respective Subsidiaries. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

Section 9.09 Resignation of Administrative Agent or Collateral Agent. The Administrative Agent or Collateral Agent may at any time resign by giving thirty (30) days’ prior written notice of its resignation to the Lenders, the L/C Issuers and the Borrower. If an Agent-Related Distress Event has occurred, either the Required Lenders or the Borrower (other than during the existence of an Event of Default pursuant to Section 8.01(a) or Section 8.01(f) (solely with respect to the Borrower)) may, upon ten (10) days’ notice, remove the Administrative Agent or Collateral Agent. Upon receipt of any such notice of resignation or removal, the Required Lenders shall have the right, with the consent of the Borrower (which consent of the Borrower shall not be unreasonably withheld, conditioned or delayed in the case of a successor that is a commercial bank with a combined capital and surplus of at least $5,000,000,000, but may otherwise be withheld in the Borrower’s sole discretion) at all times other than during the existence of an Event of Default pursuant to Section 8.01(a) or 8.01(f) (solely with respect to the Borrower), to appoint a successor, which shall be a Lender or a bank with an office in the United States, or an Affiliate of any such Lender or bank with an office in the United States (in each case, other than a Disqualified Institution)~~.~~; provided that, notwitstanding the foregoing, it is understood and agreed that upon the effectiveness of the resignation of JPMorgan Chase Bank, N.A. following the First Amendment Effective Date, the Required Lenders hereby appoint, and the Borrower hereby consents to the appointment of, Delaware Trust Company as the Administrative Agent and the Collateral Agent. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the receipt of such removal notice or the retiring Administrative Agent or Collateral Agent, as applicable, gives notice of its resignation, then the Administrative Agent or the Collateral Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment and then (i) in the case of the retiring Administrative Agent or Collateral Agent, the retiring Administrative Agent or Collateral Agent, as applicable, may on behalf of the Lenders and the L/C Issuers, appoint a successor Administrative Agent or Collateral Agent, as applicable, meeting the qualifications set forth above with the consent of the Borrower (such consent not to be unreasonably withheld, conditioned or delayed); provided that no consent of the Borrower shall be required if an Event of Default under Section 8.01(a) or 8.01(f) (solely with respect to the Borrower) has occurred and is continuing or (ii) in the case of a removal, the Borrower may, after consulting with the Required Lenders, appoint a successor Administrative Agent or Collateral Agent, as applicable, meeting the qualifications set forth above; provided that if no qualifying Person has accepted such appointment, then such resignation or removal shall nonetheless become effective (in the case of clause (i) above, in accordance with such notice from the Administrative Agent or the Collateral Agent, as applicable, to that effect) and (A) the retiring or removed Administrative Agent or Collateral Agent, as applicable, shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that (x) in the case of any Collateral security held by the Administrative Agent or Collateral Agent on behalf of the Lenders or L/C Issuers under any of the Loan Documents, the retiring or removed Administrative Agent or Collateral Agent, as applicable, shall continue to hold such Collateral security (including any Collateral security subsequently delivered to the Administrative Agent or Collateral Agent, as applicable) as bailee, trustee or other applicable capacity until such time as a successor of such Agent is appointed, (y) the Administrative Agent or Collateral Agent, as applicable, shall continue to act as collateral agent for the purposes of identifying a “security agent” (or similar title) in any filing or recording financing statements, amendments thereto or other applicable filings or recordings with any Governmental Authority necessary for the perfection of the liens on Collateral securing the Obligations to the extent required by the Loan Documents and (z) it shall continue to be subject to Section 10.08 until the date that is two (2) years after the termination of this Agreement) and (B) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the L/C Issuer directly (and each Lender and L/C Issuer will cooperate with the Borrower to enable the Borrower to take such actions), until such time as the Required Lenders or the Borrower, as applicable, appoint a successor Administrative Agent or Collateral Agent, as applicable, as provided for above in this Section 9.09. Upon the acceptance of a successor’s appointment as Administrative Agent or Collateral Agent, as applicable, hereunder and upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to the Mortgages, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to (i) continue the perfection of the Liens granted or purported to be granted by the Collateral Documents or (ii) otherwise ensure that the requirements of Section 6.11 and the Collateral and Guarantee Requirement are satisfied, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) or removed Administrative Agent or Collateral Agent, as applicable, and the retiring (or retired) or removed Administrative Agent or Collateral Agent, as applicable, shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section 9.09) other than its obligations under Section 10.08. The fees payable by the Borrower to a successor Administrative Agent or Collateral Agent, as applicable, shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s or Collateral Agent’s resignation or removal hereunder and under the other Loan Documents, (x) the provisions of this Article IX and Section 10.04 and Section 10.05 shall continue in effect for the benefit of such retiring or removed Administrative Agent or Collateral Agent, as applicable, its sub-agents and their respective Agent-Related Persons in respect of any actions taken or omitted to be taken by any of them solely in respect of the Loan Documents or Obligations, as applicable, while the retiring Agent was acting as Administrative Agent or Collateral Agent, as applicable and (y) Section 10.08 shall continue to be binding upon the Administrative Agent, the Collateral Agent and such other Persons until the date that is two (2) years after the termination of this Agreement.

Any resignation by JPMorgan Chase Bank, N.A., as Administrative Agent pursuant to this Section 9.10 shall also constitute its resignation as L/C Issuer. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer and (ii) the retiring L/C Issuer shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents.

Section 9.10 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(i) to file a verified statement pursuant to rule 2019 of the Federal Rules of Bankruptcy Procedure that, in its sole opinion, complies with such rule’s disclosure requirements for entities representing more than one creditor;

(ii) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuers and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuers and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuers and the Administrative Agent under Sections 2.03(h) and (i), Section 2.09 and Section 10.04) allowed in such judicial proceeding; and

(iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Agents and their respective agents and counsel, and any other amounts due the Administrative Agent under Section 2.09 and Section 10.04. To the extent that the payment of any such compensation, expenses, disbursements and advances of Administrative Agent, its agents and counsel, and any other amounts due Administrative Agent under Section 2.09 and Section 10.04 out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Lenders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

Section 9.11 Collateral and Guaranty Matters. Each of the Lenders (including in its capacities as a potential Cash Management Bank and a potential Hedge Bank) irrevocably agree (and authorizes the Administrative Agent and/or the Collateral Agent, as the case may be, to take any advisable action to effectuate any of the following):

(a) to enter into and sign for and on behalf of the Lenders as Secured Parties the Collateral Documents for the benefit of the Lenders and the Secured Parties;

(b) that any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent under any Loan Document shall be automatically released (i) upon expiration or termination of the Aggregate Commitments and payment in full of all Obligations (other than (w) outstanding Letters of Credit that have been Cash Collateralized, (x) Obligations under Secured Hedge Agreements, (y) Obligations under Secured Cash Management Agreements and (z) contingent indemnification or expense reimbursement obligations not yet accrued and payable) (the “Termination Date”), (ii) at the time the property subject to such Lien is transferred or to be transferred as part of or in connection with any transfer permitted hereunder or under any other Loan Document to any Person other than a Loan Party (whether as a Disposition or an Investment), (iii) subject to Section 10.01, if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), (iv) if the property subject to such Lien is owned by a Guarantor, upon release of such Guarantor from its obligations under its Guaranty pursuant to clause (d) below or (v) if and to the extent such property constitutes an Excluded Asset;

(c) to release or subordinate any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent under any Loan Document to, and to the extent required by, the holder of any Lien on such property that is permitted by Section 7.01(i), Section 7.01(n), Section 7.01(p), or, to the extent related to the foregoing, Section 7.01(ff);

(d) that any Guarantor shall be automatically released from its obligations under the Guaranty if such Person ceases to be a wholly owned Restricted Subsidiary that is a Domestic Subsidiary and not an Excluded Subsidiary as a result of a transaction or designation permitted hereunder (including as a result of a Guarantor being redesignated as an Unrestricted Subsidiary); provided that no such release shall occur if such Guarantor continues (after giving effect to the consummation of such transaction or designation) to be a guarantor in respect of any Indebtedness of the Borrower or any Guarantor;

(e) [reserved]; and

(f) to act collectively through the Administrative Agent and, without limiting the delegation of authority to the Administrative Agent set forth herein, the Required Lenders shall direct the Administrative Agent with respect to the exercise of rights and remedies hereunder (including with respect to alleging the existence or occurrence of, and exercising rights and remedies as a result of, any Default or Event of Default in each case that could be waived with the consent of the Required Lenders), and such rights and remedies shall not be exercised other than through the Administrative Agent; provided that the foregoing shall not preclude any Lender from exercising any right of set-off in accordance with the provisions of Section 10.09 or enforcing compliance with the provisions set forth in the first proviso of Section 10.01 or from exercising rights and remedies (other than the enforcement of Collateral) with respect to any payment default after the occurrence of the Maturity Date with respect to any Loans made by it.

In connection with any request to the Administrative Agent by the Borrower to take any of the foregoing actions, the Borrower shall deliver a certificate signed by a Responsible Officer that certifies that the proposed transaction complies with the terms of the Credit Agreement.

Upon request by the Administrative Agent at any time, the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) will confirm in writing the Administrative Agent’s or Collateral Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.11. In each case as specified in this Section 9.11, the applicable Agent will (and each Lender irrevocably authorizes the applicable Agent to), at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release or subordination of such item of Collateral from the assignment and security interest granted under the Collateral Documents, or to evidence the release of such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.11; provided, that the Borrower has delivered a certificate, executed by a Responsible Officer of the Borrower on or prior to the date any such action is requested to be taken by the Administrative Agent, certifying that the applicable transaction is permitted under the Loan Documents (and the Lenders hereby authorize the Administrative Agent to rely upon such certificate in performing its obligations under this Section 9.11).

Section 9.12 Intercreditor Agreements. The Administrative Agent and the Collateral Agent are authorized to enter into any First Lien Intercreditor Agreement, any Second Lien Intercreditor Agreement and/or any other intercreditor arrangements entered into in connection herewith (and any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to, such agreements in connection with the incurrence by any Loan Party of any Indebtedness (or any Permitted Refinancing of the foregoing) in order to permit such Indebtedness to be secured by a valid and enforceable lien (with such priority as may be designated by the Borrower or relevant Subsidiary, to the extent such priority is permitted by the Loan Documents)), and the parties hereto acknowledge that any First Lien Intercreditor Agreement (if entered into), any Second Lien Intercreditor Agreement (if entered into) and/or any other intercreditor arrangements entered into in connection herewith, will be binding upon them. Each Lender (a) hereby agrees that it will be bound by and will take no actions contrary to the provisions of any First Lien Intercreditor Agreement (if entered into), any Second Lien Intercreditor Agreement (if entered into) and/or any other intercreditor arrangements entered into in connection herewith and (b) hereby authorizes and instructs the Administrative Agent and Collateral Agent to enter into, if applicable, any First Lien Intercreditor Agreement, any Second Lien Intercreditor Agreement and/or any other intercreditor arrangements entered into in connection herewith (and any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to, such agreements in connection with the incurrence by any Loan Party of any Indebtedness (or any Permitted Refinancing of the foregoing) in order to permit such Indebtedness to be secured by a valid and enforceable lien (with such priority as may be designated by the Borrower or relevant Subsidiary, to the extent such priority is permitted by the Loan Documents)), and to subject the Liens on the Collateral securing the Obligations to the provisions thereof.

Section 9.13 Secured Cash Management Agreements and Secured Hedge Agreements. Except as otherwise expressly set forth herein or in any Guaranty or any Collateral Document, no Cash Management Bank or Hedge Bank that obtains the benefits of Section 8.03, any Guaranty or any Collateral by virtue of the provisions hereof or of any Guaranty or any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article IX to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations under Secured Cash Management Agreements or Obligations arising under Secured Hedge Agreements unless the Administrative Agent has received written notice of such Obligations under Secured Cash Management Agreements or such Obligations arising under Secured Hedge Agreements (provided that written notice of a Master Agreement shall constitute written notice of all Obligations arising under every Secured Hedge Agreement entered into pursuant to such Master Agreement), together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be.

Section 9.14 Certain Rights of the Agents. If the Administrative Agent or Collateral Agent shall request instructions from the Required Lenders with respect to any action or actions (including the failure to act) in connection with this Agreement or the other Loan Documents, such Administrative Agent or Collateral Agent, as applicable, shall be entitled to refrain from such act or taking such act unless and until it shall have received instructions from such Lenders, and such Administrative Agent or Collateral Agent, as applicable, shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent or Collateral Agent as a result of the Administrative Agent or Collateral Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders where required by the terms of this Agreement or the other Loan Documents.

Section 9.15 Agent Actions. With respect to any term or provision of this Agreement or any other Loan Document that requires the consent, approval, satisfaction, discretion, determination, decision, action or inaction or any similar concept of or by any Agent, or that allows, permits, requires, empowers or otherwise provides that any matter, action, decision or similar may be taken, made or determined by any Agent (including any provision that refers to any document or other matter being satisfactory or acceptable to an Agent) without expressly referring to the requirement to obtain consent or input from any Lenders, or to otherwise notify any Lender, or without providing that such matter is required to be satisfactory or acceptable to the Required Lenders, such term or provision shall be interpreted to refer to such Agent exercising its discretion, it being understood and agreed that each Agent shall be entitled to confirm that any matter is satisfactory or acceptable to the Required Lenders to the extent that it deems such confirmation necessary or desirable.

Section 9.16 Erroneous Payments.

(a) If the Administrative Agent notifies a Lender or Secured Party, or any Person who has received funds on behalf of a Lender or Secured Party (any such Lender, Secured Party or other recipient, a “Payment Recipient”) that the Administrative Agent has determined in its reasonable discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Secured Party or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Lender or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than ten (10) Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error; provided that the Administrative Agent’s rights and remedies under this Section 9.16 is subject to the Administrative Agent providing notice to a Payment Recipient of an Erroneous Payment within ninety (90) days after such Payment Recipient receives such Erroneous Payment.

(b) Without limiting immediately preceding clause (a), each Lender or Secured Party, or any Person who has received funds on behalf of a Lender or Secured Party hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender, Secured Party, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case:

(i) (A) in the case of immediately preceding clauses (x) or (y), an error shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and

(ii) to the extent it becomes aware of such error, such Lender or Secured Party shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 9.16(b).

(c) Each Lender or Secured Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender or Secured Party under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender or Secured Party from any source pursuant to the Loan Documents, against any amount due to the Administrative Agent under immediately preceding clause (a) or under the indemnification provisions of this Agreement.

(d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (a), from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender or Issuing Lender at any time, (i) such Lender shall be deemed to have assigned its Loans (but not its Commitments) with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance), and is hereby (together with the Borrowers) deemed to execute and deliver an Assignment Agreement (or, to the extent applicable, an agreement incorporating an Assignment Agreement by reference pursuant to an approved Platform as to which the Administrative Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any Notes evidencing such Loans to the Borrowers or the Administrative Agent, (ii) the Administrative Agent as the assignee Lender shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender and (iv) the Administrative

Agent may reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. The Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that the Administrative Agent has sold a Loan (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of the applicable Lender or Secured Party under the Loan Documents with respect to each Erroneous Payment Return Deficiency (the “Erroneous Payment Subrogation Rights”).

(e) The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrowers or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from, or on behalf of (including through the exercise of remedies under any Loan Document), the Borrower for the purpose of making a payment on the Obligations.

(f) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.

(g) For purposes of this Section 9.16:

“Erroneous Payment” has the meaning specified in Section 9.16(a).

“Erroneous Payment Deficiency Assignment” has the meaning specified in Section 9.16(d).

“Erroneous Payment Impacted Class” has the meaning specified in Section 9.16(d).

“Erroneous Payment Return Deficiency” has the meaning specified in Section 9.16(d).

“Erroneous Payment Subrogation Rights” has the meaning specified in Section 9.16(d).

ANNEX III

New Intercreditor Agreement

[See attached]

Execution Version

INTERCREDITOR AGREEMENT

dated as of

June 15, 2023

among

DELAWARE TRUST COMPANY,

as First Lien Collateral Agent and First-Priority Representative

and

JPMORGAN CHASE BANK, N.A.,

as Second Lien Collateral Agent and Second-Priority Representative

i

ii

Exhibits
Exhibit A	Form of Joinder Agreement (Other First-Priority Obligations)
Exhibit B	Form of Joinder Agreement (Other Second-Priority Obligations)
Exhibit C	Form of Acknowledgement (New Grantors)

iii

INTERCREDITOR AGREEMENT

INTERCREDITOR AGREEMENT dated as of June 15, 2023, among DELAWARE TRUST COMPANY (“Delaware Trust”), in its capacity as First Lien Collateral Agent and First-Priority Representative with respect to the Superpriority Credit Agreement (as defined below) and related First Lien Documents, and JPMORGAN CHASE BANK, N.A. (“JPM”), in its capacity as Second Lien Collateral Agent and Second-Priority Representative with respect to the Junior Credit Agreement (as defined below) and related Second Lien Documents.

A.    Casa Systems, Inc. (the “Borrower” or “Company”), the lenders from time to time party thereto, JPM, as administrative agent, and Delaware Trust, as collateral agent, are party to that certain Superpriority Credit Agreement dated as of the date hereof (as amended, restated, amended and restated, supplemented or modified from time to time in accordance with the terms of this Agreement, the “Superpriority Credit Agreement” and the “Initial First Lien Credit Agreement”). The Obligations of the Borrower under the Superpriority Credit Agreement and the other First Lien Documents constitute First Lien Obligations hereunder.

B.    The Company, the lenders from time to time party thereto and JPM, as administrative agent and collateral agent, are party to that certain Credit Agreement, dated as of December 20, 2016, as amended by the First Amendment to Credit Agreement, dated as of the date hereof (as further amended, restated, amended and restated, supplemented or modified from time to time in accordance with the terms of this Agreement, the “Junior Credit Agreement” and “Initial Second Lien Credit Agreement”). The Obligations of the Company under the Junior Credit Agreement and the other Second-Priority Documents constitute Second Lien Obligations hereunder.

Accordingly, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE 1

DEFINITIONS.

Section 1.01.    Defined Terms. As used in this Agreement (including the preamble and recitals hereto), the following terms have the meanings specified below:

“Agreement” shall mean this Intercreditor Agreement, as amended, restated, amended and restated, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Bankruptcy Code” shall mean Title 11 of the United States Code, as amended.

“Bankruptcy Law” shall mean the Bankruptcy Code and any other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, administration, rearrangement, judicial management, receivership, insolvency, reorganization (by way of voluntary arrangement, scheme of arrangement or otherwise), or similar federal, state, or foreign debtor relief laws (including under any applicable corporate statute) of the United States or other applicable jurisdictions from time to time in effect.

“Bank Product Obligations” means all obligations and liabilities (whether direct or indirect, absolute or contingent, due or to become due or now existing or hereafter incurred) of the Company or any Subsidiary of the Company, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with any of the following bank products and services: (a) credit cards for commercial customers (including, without limitation, “commercial credit cards” and purchasing cards), (b) store value cards, and (c) depository, cash management and treasury management services to any Person permitted to be a secured party in respect of such obligations under the applicable First-Priority Documents or Second-Priority Documents.

“Business Day” shall mean any day other than a Saturday, a Sunday or a day that is a legal holiday under the laws of the State of New York or on which banking institutions in the State of New York are required or authorized by law or other governmental action to close.

“Common Collateral” shall mean any and all of the assets of any Grantor, whether real, personal or mixed, constituting both First-Priority Collateral and Second-Priority Collateral, whether now owned or hereafter acquired.

“Company” shall have the meaning set forth in the recitals.

“Comparable Second-Priority Collateral Document” shall mean, in relation to any Common Collateral subject to any Lien created under any First-Priority Collateral Document, those Second-Priority Collateral Documents that create a Lien on the same Common Collateral, granted by the same Grantor.

“Delaware Trust” shall have the meaning set forth in the recitals.

“Deposit Account” shall have the meaning set forth in the Uniform Commercial Code.

“Deposit Account Collateral” shall mean that part of the Common Collateral (if any) comprised of or contained in Deposit Accounts or Securities Accounts.

“Designated First-Priority Representative” means (i) the First Lien Collateral Agent, so long as there is no Other First-Priority Representative under this Agreement and (ii) at any time when clause (i) does not apply, the “Applicable Authorized Representative” (or comparable term, as defined in the applicable pari passu intercreditor agreement) at such time. The Designated Second-Priority Representative may treat the First Lien Collateral Agent as the Designated First-Priority Representative until such time as it receives written notice from the First Lien Collateral Agent that it was replaced as Designated-First Priority Representative.

“Designated Second-Priority Representative” means (i) the Second Lien Collateral Agent, so long as there is no Other Second-Priority Representative under this Agreement and (ii) at any time when clause (i) does not apply, the “Applicable Authorized Representative” (or comparable term, as defined in the applicable pari passu intercreditor agreement) at such time. The Designated First-Priority Representative may treat the Second Lien Collateral Agent as the Designated Second-Priority Representative until such time as it receives written notice from the Second Lien Collateral Agent that it was replaced as Designated Second-Priority Representative.

“DIP Financing” shall have the meaning set forth in Section 6.01.

“Discharge of First-Priority Obligations” shall mean, except to the extent otherwise provided in Section 5.07, (a) payment in full in cash of the principal of, interest (including interest accruing after the commencement of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding) and premium (if any) on all First-Priority Obligations and Other First-Priority Obligations then due and payable (other than (i) contingent obligations or indemnification obligations, in each case for which no claim has been asserted in writing and (ii) Specified Hedging Agreement Obligations and Bank Product Obligations), and (b) (i) any other First-Priority Obligations and any Other First-Priority Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than (x) contingent obligations or indemnification obligations, in each case for which no claim has been asserted and (y) Specified Hedging Agreement Obligations and Bank Product Obligations) or (ii) any defeasance of the First Lien Credit Agreement or any other First-Priority Obligations and any Other First-Priority Obligations as provided for in the First Lien Credit Agreement or a discharge of the First Lien Credit Agreement as provided for in the First Lien Credit Agreement and each other First-Priority Obligation and each Other First-Priority Obligation in accordance with the express terms thereof; provided that the Discharge of First-Priority Obligations shall not be deemed to have occurred if such payments are made with the proceeds of other First Lien Obligations or Other First-Priority Obligations that constitute an exchange or replacement for or a Refinancing of such First Lien Obligations or Other First-Priority Obligations.

“Financing Documents” shall mean the First Lien Documents, the Other First-Priority Documents, the Second Lien Documents and the Other Second-Priority Documents.

“First Lien Administrative Agent” shall mean JPM, as administrative agent for the lenders under the Superpriority Credit Agreement, together with its successors or co-agents in substantially the same capacity as may, from time to time, be appointed pursuant to the Superpriority Credit Agreement.

“First Lien Collateral” shall mean all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted or purported or required to be granted as security for any First Lien Obligations, whether now owned or hereafter acquired.

“First Lien Collateral Agent” shall mean Delaware Trust, in its capacity as collateral agent under the Superpriority Credit Agreement, together with its successors or co-agents in substantially the same capacity as may, from time to time, be appointed pursuant to the Superpriority Credit Agreement.

“First Lien Collateral Agreements” shall mean (a) the Superpriority Collateral Agreement and (b) any other collateral agreement entered into from time to time in respect of any First Lien Credit Agreement as amended, restated, amended and restated, supplemented or other modified from time to time.

“First Lien Collateral Documents” shall mean the First Lien Collateral Agreements and any other documents now existing or entered into after the date hereof that create or purport to create Liens on any assets or properties of any Grantor to secure any First Lien Obligations or grant rights or remedies with respect to such Liens, in each case, as Refinanced from time to time in accordance with the terms thereof and subject to the terms hereof.

“First Lien Credit Agreement” shall mean the Superpriority Credit Agreement, as amended, restated, amended and restated, supplemented, replaced (whether or not upon termination, and whether with the original lenders or otherwise), restructured, refinanced, extended or otherwise modified from time to time, including any agreement extending the maturity thereof, refinancing, replacing or otherwise restructuring all or any portion of the indebtedness under such agreement or agreements or any successor or replacement agreement or agreements or indenture or indentures or increasing the amount loaned or issued thereunder or altering the maturity thereof (including in this definition any refinancing, replacement, restructuring or new debt facility designated by the Company as a “First Lien Credit Agreement” pursuant to Section 8.03).

“First Lien Documents” shall mean (a) the First Lien Credit Agreement and the First Lien Collateral Documents and (b) any other related document or instrument executed and delivered pursuant to any First Lien Document described in clause (a) above securing, providing for, evidencing or governing any obligations thereunder, in each case, as Refinanced from time to time in accordance with the terms thereof and subject to the terms hereof.

“First Lien Obligations” shall mean all Superpriority Obligations of the Company and the other obligors in respect thereof.

“First Lien Secured Parties” shall mean the holders of any First Lien Obligations, in such capacity, and any First Lien Administrative Agent and any First Lien Collateral Agent.

“First-Priority Collateral” shall mean the First Lien Collateral and all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Other First-Priority Obligations, whether now owned or hereafter acquired.

“First-Priority Collateral Documents” shall mean (a) the First Lien Collateral Documents and (b) any documents now existing or entered into after the date hereof that create or purport to create Liens on any assets or properties of any Grantor to secure any Other First-Priority Obligations or grant rights or remedies with respect to such Liens, in each case, as Refinanced from time to time in accordance with the terms thereof and subject to the terms hereof.

“First-Priority Documents” shall mean (a) the First Lien Documents and (b) any Other First-Priority Documents, in each case, as Refinanced from time to time in accordance with the terms thereof and subject to the terms hereof.

“First-Priority Obligations” shall mean (a) the First Lien Obligations, (b) the Other First-Priority Obligations and (c) all other Obligations in respect of, or arising under, the First-Priority Documents, including all fees and expenses of the collateral agent for any Other First-Priority Obligations and shall include all interest and fees, which but for the filing of a petition in bankruptcy with respect to the Company or any Grantor, would have accrued on such obligations, whether or not a claim for such interest or fees is allowed in such proceeding.

“First-Priority Representatives” shall mean (a) in the case of the Superpriority Obligations, the First Lien Collateral Agent and (b) in the case of any Series of other First-Priority Obligations, the Other First-Priority Representative with respect thereto. For purposes of this definition, no Discharge of First-Priority Obligations under the First Lien Credit Agreement and the First Lien Documents relating thereto shall be deemed to have occurred if any of the Company or any other Grantor enters into any Refinancing of the First Lien Credit Agreement (and the requirements of Section 8.03 have been complied with), and, in the case of any such Refinancing, the First Lien Collateral Agent under such First Lien Credit Agreement shall continue as the First-Priority Representative for all purposes hereof.

“First-Priority Secured Parties” shall mean (a) the First Lien Secured Parties and (b) the Other First-Priority Secured Parties, including the First-Priority Representatives.

“Grantors” shall mean Company and each of the Subsidiaries of Company that has executed and delivered a First-Priority Collateral Document or a Second-Priority Collateral Document.

“Hedge Agreement” means mean (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, currency swap transactions, cross-currency rate swap transactions, currency options, cap transactions, floor transactions, collar transactions, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options or warrants to enter into any of the foregoing), whether or not any such transaction is governed by, or otherwise subject to, any master agreement or any netting agreement, and (b) any and all transactions or arrangements of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement (or similar documentation) published from time to time by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such agreement or documentation, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Initial First Lien Credit Agreement” shall have the meaning set forth in the recitals.

“Initial Second Lien Credit Agreement” shall have the meaning set forth in the recitals.

“Insolvency or Liquidation Proceeding” shall mean (a) any voluntary or involuntary case or proceeding under any Bankruptcy Law with respect to any Grantor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to any of its assets, (c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy (except for any voluntary liquidation, dissolution or other winding up to the extent expressly permitted by the applicable First-Priority Documents and Second-Priority Documents) or (d) any general assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

“Junior Credit Agreement” shall have the meaning set forth in the recitals.

“Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, hypothecation, pledge, charge, security interest or similar monetary encumbrance in, on or on such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset; provided, that in no event shall an operating lease or an agreement to sell be deemed to constitute a Lien.

“Obligations” shall mean any principal, interest (including any interest, fees, expenses and other amounts accruing after the commencement of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding), penalties, fees, indemnifications, reimbursements (including reimbursement obligations with respect to letters of credit and bankers’ acceptances), damages and other liabilities payable under the documentation governing any indebtedness.

“Other First Lien Collateral Agent” shall mean, with respect to any Series of Other First-Priority Obligations, any Other First-Priority Representative that acts in the capacity of a collateral agent with respect thereto.

“Other First-Priority Documents” shall mean each of the agreements, documents and instruments providing for, evidencing, securing or governing any Other First-Priority Obligations and any other related document or instrument executed or delivered pursuant to any Other First-Priority Document at any time or otherwise providing for, evidencing, securing or governing any indebtedness arising under any Other First-Priority Document, in each case, as Refinanced from time to time in accordance with the terms thereof and subject to the terms hereof.

“Other First-Priority Obligations” shall mean any indebtedness or Obligations (other than First Lien Obligations) of the Grantors that are to be secured with a Lien on the Common Collateral senior to the Liens securing the Second Lien Obligations and are designated by the Company as Other First-Priority Obligations hereunder; provided, however, the requirements set forth in Section 8.21 shall have been satisfied.

“Other First-Priority Representative” shall mean, with respect to any Series of Other First-Priority Obligations, the Person elected, designated or appointed as the administrative agent, trustee or other representative of such Series or facility by or on behalf of the holders of such Series or facility, and its respective successors in substantially the same capacity as may from time to time be appointed.

“Other First-Priority Secured Parties” shall mean the Persons holding Other First-Priority Obligations, in such capacity, and the Other First-Priority Representatives and Other First Lien Collateral Agents.

“Other Second-Priority Collateral Agent” shall mean, with respect to any Series of Other Second-Priority Obligations, any Other Second-Priority Representative that acts in the capacity of a collateral agent with respect thereto.

“Other Second-Priority Documents” shall mean each of the agreements, documents and instruments providing for, evidencing, securing or governing any Other Second-Priority Obligations and any other related document or instrument executed or delivered pursuant to any Other Second-Priority Document at any time or otherwise providing for, evidencing, securing or governing any indebtedness arising under any Second-Priority Obligations, in each case, as Refinanced from time to time in accordance with the terms thereof and subject to the terms hereof.

“Other Second-Priority Obligations” shall mean any indebtedness or Obligations (other than the Second Lien Obligations) of the Grantors that are to be secured on a junior basis to the First Lien Obligations and are designated by the Company as Other Second-Priority Obligations hereunder; provided, however, the requirements set forth in Section 8.21 shall have been satisfied.

“Other Second-Priority Representative” shall mean, with respect to any Series of Other Second-Priority Obligations or any separate facility within such Series, the Person elected, designated or appointed as the administrative agent, trustee or other representative of such Series or facility by or on behalf of the holders of such Series or facility, and its respective successors in substantially the same capacity as may from time to time be appointed.

“Other Second-Priority Secured Parties” shall mean the Persons holding Other Second-Priority Obligations, in such capacity, and the Other Second-Priority Representatives and Other Second-Priority Collateral Agents.

“Person” shall mean any natural person, corporation, business trust, joint venture, association, company, partnership, limited liability company or government, individual or family trusts, or any agency or political subdivision thereof.

“Plan of Reorganization” shall mean any plan of reorganization, plan of liquidation, agreement for composition, or other type of plan of arrangement proposed in or in connection with any Insolvency or Liquidation Proceeding.

“Pledged Collateral” shall mean the Common Collateral, to the extent that possession or control thereof perfects a Lien thereon under the Uniform Commercial Code.

“Recovery” shall have the meaning set forth in Section 6.04.

“Refinance” means, in respect of any indebtedness and any agreement governing any such indebtedness, to refinance, extend, increase, renew, defease, amend, restate, amend and restate, modify, supplement, restructure, replace, refund or repay, or to issue other indebtedness, in exchange or replacement for or refinancing of, such indebtedness in whole or in part, including by adding or replacing lenders, creditors, agents, obligors and/or guarantors, and including, in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated. “Refinanced” and “Refinancing” shall have correlative meanings.

“Second Lien Administrative Agent” shall mean JPM, as administrative agent for the lenders under the Junior Credit Agreement, together with its successors or co-agents in substantially the same capacity as may from time to time be appointed pursuant to the Junior Credit Agreement.

“Second Lien Claimholders” shall mean the holders of any Second Lien Obligations, in such capacity, and the Second Lien Administrative Agent and the Second Lien Collateral Agent.

“Second Lien Collateral” shall mean all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted or purported or required to be granted as security for any Second Lien Obligations, whether now owned or hereafter acquired.

“Second Lien Collateral Agent” shall mean JPM, in its capacity as collateral agent under the Junior Credit Agreement, together with its successors or co-agents in substantially the same capacity as may from time to time be appointed pursuant to the Junior Credit Agreement.

“Second Lien Collateral Agreement” shall mean (a) the Security Agreement dated as of December 20, 2016, among the Borrower and Second Lien Collateral Agent, as amended, restated, amended and restated, supplemented or otherwise modified from time to time and (b) any other collateral agreement entered into from time to time in respect of any Second Lien Credit Agreement as amended, restated, amended and restated, supplemented or other modified from time to time.

“Second Lien Collateral Documents” shall mean the Second Lien Collateral Agreements and any documents now existing or entered into after the date hereof that create Liens on any assets or properties of any Grantor to secure any Second Lien Obligations or grant rights or remedies with respect to such Liens, in each case, as Refinanced from time to time in accordance with the terms thereof and subject to the terms hereof.

“Second Lien Credit Agreement” shall mean the Initial Second Lien Credit Agreement, as amended, restated, amended and restated, supplemented, replaced (whether or not upon termination, and whether with the original lenders or otherwise), restructured, refinanced, extended or otherwise modified from time to time, including any agreement extending the maturity thereof, refinancing, replacing or otherwise restructuring all or any portion of the indebtedness under such agreement or agreements or any successor or replacement agreement or agreements or indenture or indentures or increasing the amount loaned or issued thereunder or altering the maturity thereof, (including in this definition any refinancing, replacement, restructuring or new debt facility designated by the Company as a “Second Lien Credit Agreement” pursuant to Section 8.03).

“Second Lien Documents” shall mean (a) the Second Lien Credit Agreement and the Second Lien Collateral Documents and (b) any other related document or instrument executed and delivered pursuant to any Second Lien Document described in clause (a) above securing, providing for, evidencing or governing any Obligations thereunder, in each case, as Refinanced from time to time in accordance with the terms thereof and subject to the terms hereof.

“Second Lien Obligations” shall mean all “Obligations” of the Company and other obligors under (and as defined in) any Second Lien Credit Agreement or any of the other Second-Priority Documents, and all other obligations to pay principal, premium, if any, and interest (including any interest accruing after the commencement of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding) when due and payable, and all other amounts due or to become due under or in connection with the Second Lien Documents and the payment and performance of all other Obligations of the obligors thereunder to the Second Lien Secured Parties under the Second Lien Documents, according to the respective terms thereof.

“Second Lien Secured Parties” shall mean the holders of any Second Lien Obligations, in such capacity, and the Second Lien Administrative Agent and the Second Lien Collateral Agent.

“Second-Priority Collateral” shall mean the Second Lien Collateral and all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted or purported or required to be granted as security for any Other Second-Priority Obligations, whether now owned or hereafter acquired.

“Second-Priority Collateral Agent” shall mean JPM, as collateral agent for the Junior Credit Agreement, together with its successors or co-agents in substantially the same capacity as may, from time to time, be appointed pursuant to the Junior Credit Agreement.

“Second-Priority Collateral Documents” shall mean (a) the Second Lien Collateral Documents and (b) any documents now existing or entered into after the date hereof that create or purport to create Liens on any assets or properties of any Grantor to secure any Other Second-Priority Obligations or grant rights or remedies with respect to such Liens, in each case, as Refinanced from time to time in accordance with the terms thereof and subject to the terms hereof.

“Second-Priority Documents” shall mean (a) the Second Lien Documents and (b) the Other Second-Priority Documents.

“Second-Priority Lien” shall mean any Lien on any assets of the Company or any other Grantor securing any Second-Priority Obligations.

“Second-Priority Obligations” shall mean (a) the Second Lien Obligations, (b) the Other Second-Priority Obligations and (c) all other Obligations in respect of, or arising under, the Second-Priority Documents, including all fees and expenses of the collateral agent for any Other Second-Priority Obligations and shall include all interest and fees, which but for the filing of a petition in bankruptcy with respect to the Company or any Grantor, would have accrued on such obligations, whether or not a claim for such interest or fees is allowed in such proceeding.

“Second-Priority Representatives” shall mean (a) in the case of the Second Lien Obligations, the Second Lien Collateral Agent and (b) in the case of any Series of Other Second-Priority Obligations, the Other Second-Priority Representative with respect thereto. The term “Second-Priority Representatives” shall include the Second-Priority Collateral Agent as the context requires.

“Second-Priority Secured Parties” shall mean (a) the Second Lien Secured Parties and (b) the Other Second-Priority Secured Parties, including the Second-Priority Representatives.

“Secured Parties” shall mean the First-Priority Secured Parties and the Second-Priority Secured Parties.

“Securities Account” shall have the meaning set forth in the Uniform Commercial Code.

“Series” shall mean (a) the First Lien Obligations and each series of Other First-Priority Obligations, each of which shall constitute a separate Series of First-Priority Obligations, except that to the extent that the First Lien Obligations and/or any one or more series of such Other First-Priority Obligations (i) are secured by identical collateral held by a common collateral agent and (ii) have their security interests documented by a single set of security documents, such First Lien Obligations and/or each such series of Other First-Priority Obligations shall collectively constitute a single Series, and (b) the Second Lien Obligations with respect to each Initial Second Lien Credit Agreement and each series of Other Second-Priority Obligations, each of which shall constitute a separate Series of Second-Priority Obligations, except that to the extent that any Second Lien Obligations and/or any one or more series of such Other Second-Priority Obligations (i) are secured by identical collateral held by a common collateral agent and (ii) have their security interests documented by a single set of security documents, such Second Lien Obligations and/or each such series of Other Second-Priority Obligations shall collectively constitute a single Series.

“Specified Hedging Agreement” means any Hedge Agreement entered into by the Company or a Subsidiary with a counterparty as permitted under the First-Priority Documents or the Second-Priority Documents, as the case may be and that is a “Secured Hedge Agreement” under the First-Priority Documents or the Second-Priority Documents, as the case may be.

“Specified Hedging Agreement Obligation” of any Person means any obligation of such Person pursuant to any Specified Hedge Agreement.

“Subsidiary” shall mean, with respect to any person (herein referred to as the “parent”), any corporation, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, directly or indirectly, owned, controlled or held, or (b) that is, at the time any determination is made, otherwise controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Superpriority Collateral Agreement” shall mean the Security Agreement, dated as of the date hereof, among Company, certain of its Subsidiaries party thereto and the First Lien Collateral Agent, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Superpriority Credit Agreement” shall have the meaning set forth in the recitals.

“Superpriority Documents” shall mean (a) the Superpriority Credit Agreement and the Superpriority Collateral Agreement and (b) any other related document or instrument executed and delivered pursuant to any Superpriority Document described in clause (a) above securing, providing for, evidencing or governing any obligations thereunder, in each case, as Refinanced from time to time in accordance with the terms thereof and subject to the terms hereof.

“Superpriority Obligations” shall mean all “Obligations” of the Borrower and other obligors under (and as defined in) the Superpriority Credit Agreement or any of the other Superpriority Documents, and all other obligations to pay principal, premium, if any, and interest (including any interest accruing after the commencement of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding) when due and payable, and all other amounts due or to become due under or in connection with the Superpriority Documents and the payment and performance of all other Obligations of the obligors thereunder to the secured parties under the “Loan Documents” (as defined in the Superpriority Credit Agreement), according to the respective terms thereof.

“Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

Section 1.02.    Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, supplemented, otherwise modified or permitted to be Refinanced or replaced in accordance with the terms hereof, in each case to the extent so Refinanced or replaced, in accordance with this Agreement, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections shall be construed to refer to Sections of this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

ARTICLE 2

LIEN PRIORITIES.

Section 2.01.    Subordination of Liens. Notwithstanding the date, time, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection of any Liens granted to the Second-Priority Secured Parties on the Common Collateral or of any Liens granted to the First-Priority Secured Parties on the Common Collateral (or any actual or alleged defect in any of the foregoing), and notwithstanding any provision of the UCC, or any applicable law or the Second-Priority Documents or the First-Priority Documents or any other circumstance whatsoever (including any non-perfection of any Lien purporting to secure the First-Priority Obligations and/or the Second-Priority Obligations), each Second-Priority Representative, on behalf of itself and each applicable Second-Priority Secured Party, hereby agrees that: (a) any Lien on the Common Collateral securing or purporting to secure any First-Priority Obligations now or hereafter held by or on behalf of the any First-Priority Secured Parties or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Common Collateral securing or purporting to secure any Second-Priority Obligations and (b) any Lien on the Common Collateral securing or purporting to secure any Second-Priority Obligations now or hereafter held by or on behalf of any Second-Priority Secured Parties or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Common Collateral securing or purporting to secure any First-Priority Obligations. All Liens on the Common Collateral securing or purporting to secure any First-Priority Obligations shall be and remain senior in all respects and prior to all Liens on the Common Collateral securing or purporting to secure any Second-Priority Obligations for all purposes, whether or not such Liens securing or purporting to secure any First-Priority Obligations are subordinated to any Lien securing any other obligation of the Company, any other Grantor or any other Person or otherwise subordinated, voided, avoided, invalidated or lapsed.

Section 2.02.    Prohibition on Contesting Liens. Each Second-Priority Representative, for itself and on behalf of each applicable Second-Priority Secured Party, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority, validity or enforceability of a Lien securing any First-Priority Obligations held (or purported to be held) by or on behalf of any of the First-Priority Secured Parties or any agent or trustee therefor in any First-Priority Collateral or the allowability of any claims asserted with respect to any First-Priority Obligations in any proceeding (including any Insolvency or Liquidation Proceeding); provided, however, that nothing in this Agreement shall be construed to prevent or impair the rights of any First-Priority Secured Party or any agent or trustee therefor to enforce this Agreement (including the priority of the Liens securing the First-Priority Obligations as provided in Section 2.01) or any of the First-Priority Documents.

Section 2.03.    No New Liens. So long as the Discharge of First-Priority Obligations has not occurred, the parties hereto agree that (a) none of the Grantors shall grant any additional Liens on any asset or property of any Grantor to secure any Second-Priority Obligation unless it has also granted, or concurrently therewith also grants, a Lien on such asset or property of such Grantor to secure the First-Priority Obligations and (b) if any Second-Priority Representative shall hold any Lien on any assets of the Company or any other Grantor securing any Second-Priority Obligations that are not also subject to the senior and prior Lien in respect of the First-Priority Obligations under the First-Priority Documents, such Second-Priority Representative shall notify the Designated First-Priority Representative promptly upon becoming aware thereof and, upon demand by the Designated First-Priority Representative or the Company, will either (i) release such Lien or (ii) assign such Lien to the Designated First-Priority Representative (and/or its designee) as security for the applicable First-Priority Obligations (and, in the case of an assignment, each Second-Priority Representative may retain a junior lien on such assets subject to the terms hereof), pending the granting of a Lien thereon in favor of the applicable First-Priority Representatives, hold such Lien for the benefit of the applicable First-Priority Representatives (and/or their designees) as security for the applicable First-Priority Obligations (and each Second-Priority Representative may retain a junior lien on such assets subject to the terms hereof). To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to any First-Priority Representative and/or any First-Priority Secured Party, each Second-Priority Representative, on behalf of each Second-Priority Secured Party represented by it, agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.03 shall be subject to Section 4.02.

Section 2.04.    Perfection of Liens. Subject to Section 5.05, none of the First-Priority Secured Parties shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Common Collateral for the benefit of the Second-Priority Secured Parties. The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the First-Priority Secured Parties and the Second-Priority Secured Parties and shall not impose on the First-Priority Secured Parties or the Second-Priority Secured Parties or any agent or trustee therefor any obligations in respect of the disposition of proceeds of any Common Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law.

Section 2.05.    Nature of Obligations. The priorities of the Liens provided in Section 2.01 shall not be altered or otherwise affected by (a) any Refinancing of the First-Priority Obligations or the Second-Priority Obligations or (b) any action or inaction which any of the First-Priority Secured Parties or the Second-Priority Secured Parties may take or fail to take in respect of the Common Collateral. Each Second-Priority Representative, for itself and on behalf of its Secured Parties, agrees and acknowledges that (i) a portion of the First-Priority Obligations may be revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, (ii) the terms of the First-Priority Collateral Documents and the First-Priority Obligations may be amended, restated, amended and restated, supplemented or otherwise modified, and the First-Priority Obligations, or a portion thereof, may be Refinanced from time to time and (iii) the aggregate amount of the First-Priority Obligations may be increased, in each case, without notice to or consent by the Second-Priority Representatives or the Second-Priority Secured Parties and without affecting the provisions hereof, except as otherwise expressly set forth herein. As between the Company and the Grantors, the foregoing provisions will not limit or otherwise affect the obligations of the Company and the Grantors contained in any Second-Priority Document with respect to the incurrence of additional First-Priority Obligations.

ARTICLE 3

ENFORCEMENT

Section 3.01.    Exercise of Remedies.

(a)    So long as the Discharge of First-Priority Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, (i) no Second-Priority Representative or any Second-Priority Secured Party will (x) exercise or seek to exercise any rights or remedies (including setoff) with respect to any Common Collateral in respect of any applicable Second-Priority Obligations, institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), (y) contest, protest or object to any foreclosure proceeding or action brought with respect to the Common Collateral by any First-Priority Representative or any First-Priority Secured Party in respect of the First-Priority Obligations, the exercise of any right by any First-Priority Representative or any First-Priority Secured Party (or any agent or sub-agent on their behalf) in respect of the First-Priority Obligations under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which any Second-Priority Representative or any Second-Priority Secured Party either is a party or may have rights as a third party beneficiary, or any other exercise by any such party, of any rights and remedies relating to the Common Collateral under the First-Priority Documents or otherwise in respect of First-Priority Obligations, or (z) object to the forbearance by the First-Priority Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Common Collateral in respect of First-Priority Obligations; provided that any proceeds received by any First-Priority Representative in excess of those necessary to achieve a Discharge of First Lien Obligations shall be distributed in accordance with Section 4.01 and applicable law; and (ii) except as otherwise provided herein, the First-Priority Representatives and the First-Priority Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including setoff, recoupment and the right to credit bid their debt) and make determinations regarding the release, disposition or restrictions with respect to the Common Collateral without any consultation with or the consent of any Second-Priority Representative or any Second-Priority Secured Party; provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Company or any other Grantor, each Second-Priority Representative may file a claim or statement of interest with respect to the applicable Second-Priority Obligations in a manner that is consistent with the provisions hereof and (B) each Second-Priority Representative may take any action (not adverse to the prior Liens on the Common Collateral securing the First-Priority Obligations, or the rights of the First-Priority Representatives or the First-Priority Secured Parties to exercise remedies in respect thereof) in order to create, prove, perfect, preserve or protect (but not enforce) its rights in, and perfection and priority of its Lien on, the Common Collateral. In exercising rights and remedies with respect to the First-Priority Collateral, the First-Priority Representatives and the First-Priority Secured Parties may enforce the provisions of the First-Priority Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Common Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code or any other applicable law of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b)    So long as the Discharge of First-Priority Obligations has not occurred, each Second-Priority Representative, on behalf of itself and each applicable Second-Priority Secured Party, agrees that it will not, take or receive any Common Collateral or any proceeds of Common Collateral in connection with the exercise of any right or remedy (including setoff or recoupment) with respect to any Common Collateral in respect of the applicable Second-Priority Obligations. Without limiting the generality of the foregoing, unless and until the Discharge of First-Priority Obligations has occurred, except as expressly provided in the proviso in clause (ii) of Section 3.01(a), the sole right of the Second-Priority Representatives and the Second-Priority Secured Parties with respect to the Common Collateral is to hold a Lien on the Common Collateral in respect of the applicable Second-Priority Obligations pursuant to the Second-Priority Documents, as applicable, for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of First-Priority Obligations has occurred.

(c)    Subject to the proviso in clause (ii) of Section 3.01(a), (i) each Second-Priority Representative, for itself and on behalf of each applicable Second-Priority Secured Party, agrees that no Second-Priority Representative or Second-Priority Secured Party will take any action that would hinder, delay or interfere any exercise of remedies undertaken by the First-Priority Representatives or the First-Priority Secured Parties with respect to the Common Collateral under the First-Priority Documents, including any sale, lease, exchange, transfer or other disposition of the Common Collateral, whether by foreclosure or otherwise, and (ii) each Second-Priority Representative, for itself and on behalf of each applicable Second-Priority Secured Party, hereby waives any and all rights it or any Second-Priority Secured Party may have as a junior lien creditor or otherwise to object to the manner in which the First-Priority Representatives or the First-Priority Secured Parties seek to enforce or collect the First-Priority Obligations or the Liens granted in any of the First-Priority Collateral, regardless of whether any action or failure to act by or on behalf of the First-Priority Representatives or First-Priority Secured Parties is adverse to the interests of the Second-Priority Secured Parties.

(d)    Each Second-Priority Representative hereby acknowledges and agrees that no covenant, agreement or restriction contained in any applicable Second-Priority Document shall be deemed to restrict in any way the rights and remedies of the First-Priority Representatives or the First-Priority Secured Parties with respect to the First-Priority Collateral as set forth in this Agreement and the First-Priority Documents.

(e)    Subject to the proviso appearing in the first sentence of Section 3.01(a), until the Discharge of First-Priority Obligations, the Designated First-Priority Representative shall have the exclusive right to exercise any right or remedy with respect to the Common Collateral and shall have the exclusive right to determine and direct the time, method and place for exercising such right or remedy or conducting any proceeding with respect thereto or of exercising or directing the exercise of any trust or power conferred on the First-Priority Representatives, or for the taking of any other action authorized by the First Lien Collateral Documents without any consultation with or the consent of any Second-Priority Representative or Second-Priority Secured Party. Following the Discharge of First-Priority Obligations, the Designated Second-Priority Representative shall have the exclusive right to exercise any right or remedy with respect to the Common Collateral and shall have the exclusive right to determine and direct the time, method and place for exercising such right or remedy or conducting any proceeding with respect thereto or of exercising or directing the exercise of any trust or power conferred on the Second-Priority Representatives, or for the taking of any other action authorized by the Second Lien Collateral Documents.

Section 3.02.    Cooperation. Subject to the proviso in clause (ii) of Section 3.01(a), each Second-Priority Representative, on behalf of itself and each applicable Second-Priority Secured Party, agrees that, unless and until the Discharge of First-Priority Obligations has occurred, it will not commence, or join with any Person (other than the First-Priority Secured Parties and the First-Priority Representatives upon the request of the Designated First-Priority Representative) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Common Collateral under any of the applicable Second-Priority Documents or otherwise in respect of the applicable Second-Priority Obligations.

Section 3.03.    Second-Priority Representatives and Second-Priority Secured Parties Waiver. The Second-Priority Representatives and the Second-Priority Secured Parties hereby waive any claim they may now or hereafter have against the First-Priority Representatives or any First-Priority Secured Parties arising out of (i) any actions which any First-Priority Representative (or any of its representatives) takes or omits to take (including actions with respect to the creation, perfection or continuation of Liens on any Common Collateral, actions with respect to the foreclosure upon, disposition, release or depreciation of, or failure to realize upon, any of the Common Collateral and actions with respect to the collection of any claim for all or any part of the First-Priority Obligations from any account debtor, guarantor or any other party) in accordance with any relevant First-Priority Collateral Documents or any other agreement related thereto, or to the collection of the Obligations or the valuation, use, protection or release of any security for the Obligations, (ii) any election by any First-Priority Representative (or any of its agents), in any proceeding instituted under Bankruptcy Law, of the application of Section 1111(b) of the Bankruptcy Code, or (iii) subject to Article 6, any borrowing by, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code by, the Company or any of its Subsidiaries, as debtor-in-possession.

Section 3.04.    Actions upon Breach. Should any Second-Priority Representative or any Second-Priority Secured Party, contrary to this Agreement, in any way, take, attempt to take or threaten to take any action with respect to the Common Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement) or fail to take any action required by this Agreement, any First-Priority Representative or any other First-Priority Secured Party (in its or their own name or in the name of the Company or any other Grantor) may obtain relief against such Second-Priority Representative or such Second-Priority Secured Party by injunction, specific performance or other appropriate equitable relief. Each Second-Priority Representative, for itself and on behalf of each applicable Second-Priority Secured Party, hereby (i) agrees that the First-Priority Secured Parties’ damages from the actions of the Second-Priority Representatives or any Second-Priority Secured Party may at that time be difficult to ascertain and may be irreparable and waives any defense that the First-Priority Secured Parties cannot demonstrate damage or be made whole by the awarding of damages and (ii) irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by any First-Priority Representative or any other First-Priority Secured Party.

ARTICLE 4

PAYMENTS

Section 4.01.    Application of Proceeds. So long as the Discharge of First-Priority Obligations has not occurred and regardless of whether an Insolvency or Liquidation Proceeding has be commenced, the Common Collateral or proceeds thereof received (x) in connection with the sale or other disposition of, or collection on, such Common Collateral upon the exercise of remedies or (y) at any time after an Insolvency or Liquidation Proceeding has been commenced, shall be applied by the Designated First-Priority Representative to the First-Priority Obligations in such order as specified in the relevant First-Priority Documents until the Discharge of First-Priority Obligations has occurred. Upon the Discharge of First-Priority Obligations, each applicable First-Priority Representative shall deliver promptly to the Designated Second-Priority Representative any Common Collateral or proceeds thereof held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied by the Designated Second-Priority Representative ratably to the Second-Priority Obligations and, with respect to each class of Second-Priority Obligations, in such order as specified in the relevant Second-Priority Documents.

Section 4.02.    Payments Over. Any Common Collateral or proceeds thereof received by any Second-Priority Representative or any Second-Priority Secured Party in connection with the exercise of any right or remedy (including setoff or recoupment) relating to the Common Collateral (or any distribution in respect of the Common Collateral, whether or not expressly characterized as such) or otherwise in contravention of this Agreement prior to the Discharge of First-Priority Obligations shall be segregated and held in trust for the benefit of and forthwith paid over to the Designated First-Priority Representative (and/or its designees) for the benefit of the applicable First-Priority Secured Parties in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Designated First-Priority Representative is hereby authorized to make any such endorsements as agent for any Second-Priority Representative or any such Second-Priority Secured Party. This authorization is coupled with an interest and is irrevocable.

ARTICLE 5

OTHER AGREEMENTS

Section 5.01.    Releases. If, at any time any Grantor, the Designated First-Priority Representative or the holder of any First-Priority Obligation delivers notice to each Second-Priority Representative that any specified Common Collateral (including all or substantially all of the equity interests of a Grantor or any of its Subsidiaries) is sold, transferred or otherwise disposed of (x) by the owner of such Common Collateral in a transaction not prohibited by any First-Priority Document or any Second-Priority Document or (y) during the existence of any Event of Default under (and as defined in) the First Lien Credit Agreement or any other First-Priority Document to the extent the Designated First-Priority Representative is exercising rights or remedies with respect thereto or has otherwise consented to such sale, transfer or disposition:

(a)    then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of the Second-Priority Secured Parties upon such Common Collateral will automatically be released and discharged as and when, but only to the extent, such Liens on such Common Collateral securing First-Priority Obligations are released and discharged. Upon (i) delivery to each Second-Priority Representative of a notice from the Designated First-Priority Representative or the Company stating that any release of Liens securing or supporting the First-Priority Obligations has become effective (or shall become effective upon each First-Priority Representative’s release), and (ii) in the case of the Second-Priority Representatives, delivery of such certificates and other documents required to be delivered under the Second-Priority Documents (provided that failure by the relevant Grantor to deliver any such certificate following an Event of Default shall not be a condition to the Second-Priority Representatives’ release hereunder), whether in connection with a sale of such assets by the relevant owner pursuant to the preceding clauses or otherwise, each Second-Priority Representative will promptly execute and deliver, without recourse, representation or warranty, such instruments, releases, termination statements or other documents confirming such release on customary terms, in each case, at the Company’s sole expense. In the case of the sale of all or substantially all of the equity interests of a Grantor or any of its Subsidiaries, the guarantee in favor of the Second-Priority Secured Parties, if any, made by such Grantor or Subsidiary will automatically be released and discharged as and when, but only to the extent, the guarantee by such Grantor or Subsidiary of First-Priority Obligations is released and discharged.

(b)    Each Second-Priority Representative, for itself and on behalf of each applicable Second-Priority Secured Party, hereby irrevocably constitutes and appoints the Designated First-Priority Representative and any officer or agent of the Designated First-Priority Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of each Second-Priority Representative or such Second-Priority Secured Party or in the Designated First-Priority Representative’s own name, from time to time in the Designated First-Priority Representative’s discretion, for the purpose of carrying out the terms of this Section 5.01, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Section 5.01, including any termination statements, endorsements or other instruments of transfer or release.

(c)    Unless and until the Discharge of First-Priority Obligations has occurred, each Second-Priority Representative, for itself and on behalf of each applicable Second-Priority Secured Party, hereby consents to the application, whether prior to or after a default, of proceeds of Common Collateral to the repayment of First-Priority Obligations pursuant to the First-Priority Documents; provided that nothing in this Section 5.01(c) shall be construed to prevent or impair the rights of the Second-Priority Representatives or the Second-Priority Secured Parties to receive proceeds in connection with the Second-Priority Obligations not otherwise in contravention of this Agreement.

Section 5.02.    Insurance. Unless and until the Discharge of First-Priority Obligations has occurred, the Designated First-Priority Representative and the First-Priority Secured Parties shall have the sole and exclusive right, subject to the rights of the Grantors under the First-Priority Documents, to adjust settlement for any insurance policy covering the Common Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Common Collateral. Unless and until the Discharge of First-Priority Obligations has occurred, all proceeds of any such policy and any such award if in respect of the Common Collateral shall be paid, subject to the rights of the Grantors under the First-Priority Documents, (a) first, prior to the occurrence of the Discharge of First-Priority Obligations, to the Designated First-Priority Representative for the benefit of First-Priority Secured Parties pursuant to the terms of the First-Priority Documents, (b) second, after the occurrence of the Discharge of First-Priority Obligations, to the Designated Second-Priority Collateral Agent for the benefit of the Second-Priority Secured Parties pursuant to the terms of the applicable Second-Priority Documents and (c) third, if no Second-Priority Obligations are outstanding, to the owner of the subject property, such other person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. If any Second-Priority Representative or any Second-Priority Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Designated First-Priority Representative in accordance with the terms of Section 4.02.

Section 5.03.    Amendments to First-Priority Documents and Second-Priority Documents.

(a)    Until the Discharge of First-Priority Obligations occurs, the Second-Priority Documents may be amended, restated, amended and restated, supplemented or otherwise modified in accordance with their terms and any Second-Priority Obligations may be replaced or Refinanced in each case, without the consent of any First-Priority Representative or the First-Priority Secured Parties; provided, however, that the holders of such Refinancing debt shall bind themselves in writing to the terms of this Agreement and any such amendment, restatement, amendment and restatement, supplement, modification or Refinancing shall not: (i) modify any covenant to include a financial maintenance covenant (other than after the maturity date of the then existing First-Priority Documents); (ii) modify a mandatory prepayment provision in a manner that imposes more restrictive or additional mandatory prepayment obligations (other than after the maturity date of the then existing First-Priority Documents); (iii) accelerate the scheduled final maturity date or otherwise shorten the weighted average life to maturity; (iv) modify any covenant or event of default that directly restricts one or more Grantors from making payments under the First-Priority Documents; (v) modify any the level of cash interest payments, unless such modification applies only after the maturity date of the First-Priority Documents; or (vi) otherwise be materially adverse to the interests of the First-Priority Secured Parties (it being understood and agreed that any amendment that is prohibited by the terms of this Agreement or any other First-Priority Document shall be materially adverse to the interests of the First-Priority Secured Parties).

(b)    The Company agrees to deliver to the Designated First-Priority Representative copies of (i) any amendments, supplements or other modifications to the Second-Priority Collateral Documents and (ii) any new Second-Priority Collateral Documents, in each case, promptly after effectiveness thereof. Unless otherwise agreed to by the Designated First-Priority Representative, each Grantor agrees that each applicable Second-Priority Collateral Document entered into on or after the date hereof shall include language substantially the same as the following paragraph (or language to similar effect approved by the Designated First-Priority Representative, such approval not to be unreasonably withheld):

“Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to Agent for the benefit of the Secured Parties pursuant to this Agreement are expressly subject and subordinate to the liens and security interests granted to (a) Delaware Trust Company, as collateral agent (and its permitted successors), pursuant to the Security Agreement dated as of June 15, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), by and among Casa Systems, Inc. certain of its Subsidiaries and Delaware Trust Company, as collateral agent or (b) any agent or trustee for any Other First-Priority Secured Parties and (ii) the exercise of any right or remedy by Agent hereunder or the application of proceeds (including insurance proceeds and condemnation proceeds) of any Common Collateral is subject to the limitations and provisions of the Intercreditor Agreement dated as of June 15, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among Delaware Trust Company, in its capacity as a First Lien Collateral Agent and First-Priority Representative, and JPMorgan Chase Bank, N.A., in its capacity as the Second Lien Collateral Agent and Second-Priority Representative. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern.”

(c)    In the event that the applicable First-Priority Representatives and/or the First-Priority Secured Parties enter into any amendment, waiver, Refinancing or consent in respect of or replace any of the First-Priority Collateral Documents for the purpose of adding to, or deleting from, or Refinancing, or waiving or consenting to any departures from any provisions of, any First-Priority Collateral Document or changing in any manner the rights of the First-Priority Representatives, the First-Priority Secured Parties, the Company or any other Grantor thereunder (including the release of any Liens in First-Priority Collateral), then such amendment, waiver, Refinancing or consent shall apply automatically to any comparable provision of each Comparable Second-Priority Collateral Document without the consent of any Second-Priority Representative or any Second-Priority Secured Party and without any action by any Second-Priority Representative, Second-Priority Secured Party, the Company or any other Grantor; provided, however, that (x) no such amendment, waiver or consent shall have the effect of removing assets subject to the Lien of any Second-Priority Collateral Document, except to the extent that a release of such Lien is provided for in Section 5.01 hereof and provided there is a concurrent release of the corresponding Lien securing any First-Priority Obligations and (y) written notice of such amendment, waiver or consent shall have been given to each Second-Priority Representative within 10 Business Days after the effectiveness of such amendment, waiver or consent (although the failure to give any such notice shall in no way affect the effectiveness of such amendment, waiver or consent).

Section 5.04.    Rights As Unsecured Creditors. The Second-Priority Representatives and the Second-Priority Secured Parties may exercise rights and remedies as an unsecured creditor against the Company or any Subsidiary of the Company that has guaranteed the Second-Priority Obligations in accordance with the terms of the applicable Second-Priority Documents and applicable law, so long as such rights and remedies do not violate (or are otherwise not inconsistent with) an express provision of this Agreement. Nothing in this Agreement shall prohibit the receipt by any Second-Priority Representative or any Second-Priority Secured Party of the required payments of interest, principal, fees, expenses, indemnities or other amounts payable under any Second-Priority Document so long as such receipt is not the direct or indirect result of the exercise by any Second-Priority Representative or any Second-Priority Secured Party of rights or remedies as a secured creditor in respect of Common Collateral or enforcement in contravention of this Agreement of any Lien in respect of Second-Priority Obligations held by any of them. In the event any Second-Priority Representative or any Second-Priority Secured Party becomes a judgment lien creditor in respect of Common Collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Second-Priority Obligations, such judgment lien shall be subordinated to the Liens securing First-Priority Obligations on the same basis as the other Liens securing the Second-Priority Obligations are so subordinated to such Liens securing First-Priority Obligations under this Agreement. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the First-Priority Representatives or the First-Priority Secured Parties may have with respect to the First-Priority Collateral.

Section 5.05.    Gratuitous Bailee/Agent for Perfection.

(a)    Each First-Priority Representative agrees that if it shall at any time hold any Pledged Collateral that is part of the Common Collateral in its possession or control (or in the possession or control of its agents or bailees), the applicable First-Priority Representative shall also hold such Pledged Collateral as gratuitous bailee and/or gratuitous agent for the benefit of each Second-Priority Representative and any assignee solely for the purpose of perfecting the security interest granted in such Pledged Collateral pursuant to the Second-Priority Collateral Documents, subject to the terms and conditions of this Section 5.05.

(b)    Each First-Priority Representative agrees that if it shall at any time hold any Deposit Account Collateral that is part of the Common Collateral, the applicable First-Priority Representative shall also hold such Deposit Account Collateral as gratuitous agent for the benefit of each Second-Priority Representative and any assignee solely for the purpose of perfecting the security interest granted in such Deposit Account Collateral pursuant to the Second-Priority Collateral Documents, subject to the terms and conditions of this Section 5.05.

(c)    In the event that any First-Priority Representative (or its agent or bailees) has Lien filings against Intellectual Property (as defined in the First Lien Collateral Agreement) that is part of the Common Collateral that are necessary for the perfection of Liens in such Common Collateral, such First-Priority Representative agrees to hold such Liens as gratuitous bailee and/or gratuitous agent for the benefit of each Second-Priority Representative and any assignee solely for the purpose of perfecting the security interest granted in such Liens pursuant to the Second-Priority Collateral Documents, subject to the terms and conditions of this Section 5.05.

(d)    Except as otherwise specifically provided herein (including Sections 3.01 and 4.01), until the Discharge of First-Priority Obligations has occurred, the First-Priority Representatives and the First-Priority Secured Parties shall be entitled to deal with the Pledged Collateral and the Deposit Account Collateral in accordance with the terms of the First-Priority Documents as if the Liens under the Second-Priority Collateral Documents did not exist. The rights of the Second-Priority Representatives and the Second-Priority Secured Parties with respect to such Pledged Collateral and the Deposit Account Collateral shall at all times be subject to the terms of this Agreement.

(e)    No First-Priority Representative shall have any obligation whatsoever to any Second-Priority Representative or any Second-Priority Secured Party to assure that the Pledged Collateral or the Deposit Account Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Common Collateral except as expressly set forth in this Section 5.05. The duties or responsibilities of the First-Priority Representatives under this Section 5.05 shall be limited solely to holding the Pledged Collateral and the Deposit Account Collateral as gratuitous bailee and/or gratuitous agent for the benefit of each Second-Priority Representative for purposes of perfecting the Lien held by the Second-Priority Secured Parties.

(f)    No First-Priority Representative shall have by reason of the Second-Priority Collateral Documents or this Agreement or any other document a fiduciary relationship in respect of any Second-Priority Representative or any Second-Priority Secured Party and the Second-Priority Representatives and the Second-Priority Secured Parties hereby waive and release the First-Priority Representatives from all claims and liabilities arising pursuant to such First-Priority Representative’s role under this Section 5.05, as gratuitous bailee and/or gratuitous agent with respect to the Common Collateral. It is understood and agreed that the interests of the First-Priority Representatives and the other First-Priority Secured Parties, on the one hand, and the Second-Priority Representatives and the other Second-Priority Secured Parties, on the other hand, may differ and the First-Priority Representatives and the other First-Priority Secured Parties shall be fully entitled to act in their own interest without taking into account the interests of the Second-Priority Representatives and the other Second-Priority Secured Parties.

(g)    Upon the Discharge of First-Priority Obligations, each applicable First-Priority Representative shall deliver to the Designated Second-Priority Representative, at the Company’s expense, to the extent that it is legally permitted to do so, the Pledged Collateral (if any) and the Deposit Account Collateral (if any) that is part of the Common Collateral together with any necessary endorsements (or otherwise allow the Second-Priority Collateral Agent to obtain control of such Pledged Collateral and Deposit Account Collateral) without recourse, representation or warranty or as a court of competent jurisdiction may otherwise direct. The Company shall take such further action as is required to effectuate the transfer contemplated hereby (or, in the case of the Deposit Account Collateral, use commercially reasonable efforts to effectuate the transfer contemplated hereby). No First-Priority Representative has any obligation to follow instructions from any Second-Priority Representative in contravention of this Agreement.

(h)    Each Second-Priority Representative, for itself and on behalf of each applicable Second-Priority Secured Party, acknowledges that neither the First-Priority Representatives nor the First-Priority Secured Parties shall be required to marshal any present or future collateral security for the Company’s or its Subsidiaries’ obligations to the First-Priority Representatives or the First-Priority Secured Parties under the First-Priority Documents or the First-Priority Collateral Documents or any assurance of payment in respect thereof or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising.

(i)    The agreement of the First-Priority Representatives to act as gratuitous bailee and/or gratuitous agent pursuant to this Section 5.05 is intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2), 9-104(a)(2) and 9-313(c) of the UCC.

Section 5.06.    [Reserved].

Section 5.07.    When Discharge of First-Priority Obligations Deemed to Not Have Occurred. If, at any time after the Discharge of First-Priority Obligations has occurred, the Company incurs and designates any Other First-Priority Obligations, the Company or any Grantor enters into any Refinancing of any First-Priority Document evidencing a First-Priority Obligation, which Refinancing is permitted hereby and by the terms of the Second-Priority Documents, then such Discharge of First-Priority Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of First-Priority Obligations), and the obligations under such Refinancing of the First-Priority Document shall automatically be treated as First-Priority Obligations for all purposes of this Agreement, and the applicable agreement governing such Other First-Priority Obligations shall automatically be treated as a First-Priority Document (and, upon designation by the Company thereof, the “First Lien Credit Agreement” hereunder) for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Common Collateral set forth herein and the agent, representative or trustee for the holders of such First-Priority Obligations shall be the First-Priority Representative for all purposes of this Agreement. Upon receipt of notice of such designation or Refinancing (including the identity of the new First-Priority Representative), each Second-Priority Representative shall promptly (i) enter into such documents and agreements (at the expense of the Company), including amendments or supplements to this Agreement, as the Company or such new First-Priority Representative shall reasonably request in writing in order to provide the new First-Priority Representative the rights of a First-Priority Representative contemplated hereby and (ii) to the extent then held by any Second-Priority Representative, deliver to such First-Priority Representative the Pledged Collateral that is Common Collateral together with any necessary endorsements (or otherwise allow such First-Priority Representative to obtain possession or control of such Pledged Collateral).

Section 5.08.    No Release Upon Discharge of First-Priority Obligations. Notwithstanding any other provisions contained in this Agreement, if a Discharge of First-Priority Obligations occurs, the Second-Priority Liens on the Second-Priority Collateral securing the Second-Priority Obligations will not be released, except to the extent such Second-Priority Collateral or any portion thereof was disposed of in order to repay or otherwise satisfy the First-Priority Obligations secured by such Second-Priority Collateral (including as contemplated under Section 6.09 below) or otherwise as permitted under the First-Priority Documents and the Second-Priority Documents, as applicable.

ARTICLE 6

INSOLVENCY OR LIQUIDATION PROCEEDINGS.

Section 6.01.    Financing Issues.

(a)    Until the Discharge of First-Priority Obligations has occurred, if the Company or any other Grantor or any of its assets shall be subject to any Insolvency or Liquidation Proceeding and any First-Priority Representative shall desire to permit (or not object to) the sale, use or lease of cash or other collateral or to permit (or not object to) the Company or any other Grantor to obtain financing under Section 363 or Section 364 of Title 11 of the United States Code or any similar provision in any Bankruptcy Law (“DIP Financing”), then each Second-Priority Representative, on behalf of itself and each applicable Second-Priority Secured Party, agrees that it will raise no (i) objection to (and will not otherwise contest or join with or support any third party opposing, objecting to or contesting) such sale, use or lease of cash or other collateral or DIP Financing and will not request adequate protection or any other relief in connection therewith (except to the extent permitted by Section 6.03) and, to the extent the Liens securing the First-Priority Obligations under the First-Priority Documents are subordinated or pari passu with such DIP Financing, will subordinate (and will be deemed hereunder to have subordinated) its Liens in the Common Collateral to (1) such DIP Financing (and all Obligations relating thereto) on the same basis as the Liens securing the Second-Priority Obligations, (2) all adequate protection liens granted to the First-Priority

Secured Parties and (3) any “carve-out” for professional and United States Trustee fees or similar amounts agreed to by the Designated First-Priority Representative, in each case, on the same basis as the other Liens securing the Second-Priority Obligations are so subordinated to Liens securing First-Priority Obligations under this Agreement, subject to clause (b) of this Section 6.01, (ii) objection to (and will not otherwise contest or join with or support any third party opposing, objecting to or contesting) any motion for relief from the automatic stay or any other stat in any Insolvency or Liquidation Proceeding or from any injunction against foreclosure or enforcement in respect of First-Priority Obligations made by any First-Priority Representative or any holder of First-Priority Obligations, (iii) objection to (and will not otherwise contest or join with or support any third party opposing, objecting to or contesting) any lawful exercise by any holder of First-Priority Obligations of the right to credit bid First-Priority Obligations at any foreclosure or other sale of First-Priority Collateral, including pursuant to Section 363(k) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law or other applicable law, (iv) objection to (and will not otherwise contest or join with or support any third party opposing, objecting to or contesting) any other request for judicial relief made in any court by any holder of First-Priority Obligations relating to the lawful enforcement of any Lien on First-Priority Collateral, (v) objection to (and will not otherwise contest or join with or support any third party opposing, objecting to or contesting) any election made by any First-Priority Representative or any other First-Priority Secured Party of the application of Section 1111(b) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law with respect to any of the Common Collateral or (vi) objection to (and will not otherwise contest or join with or support any third party opposing, objecting to or contesting) any order relating to a sale (including pursuant to Section 363 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law) of assets of any Grantor for or to which any First-Priority Representative has consented or not objected that provides, to the extent the sale is to be free and clear of Liens, that the Liens securing the First-Priority Obligations and the Second-Priority Obligations will attach to the proceeds of the sale on the same basis of priority as the Liens securing the First-Priority Collateral rank to the Liens securing the Second-Priority Collateral in accordance with this Agreement.

(b)    Until the Discharge of First-Priority Obligations has occurred, each Second-Priority Representative, for itself and on behalf of each Second-Priority Secured Party, agrees that it no event shall any Second-Priority Representative or Second-Priority Secured Party offer to provide or propose (including through any affiliate) any DIP Financing to any Grantor or subsidiary thereof, unless (i) the First-Priority Secured Parties have not proposed a DIP Financing to the Company within thirty (30) days after the commencement of any Insolvency or Liquidation Proceeding and (ii) any such DIP Financing (1) ranks junior in right of priority with the First-Priority Obligations and (2) is not be secured by any assets or property of the Company or its Subsidiaries that are not First-Priority Collateral.

Section 6.02.    Relief from the Automatic Stay. Until the Discharge of First-Priority Obligations has occurred, each Second-Priority Representative, on behalf of itself and each applicable Second-Priority Secured Party, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding or take any action in derogation thereof, in each case in respect of the Common Collateral, without the prior written consent of the Designated First-Priority Representative.

Section 6.03.    Adequate Protection. Each Second-Priority Representative, on behalf of itself and each applicable Second-Priority Secured Party, agrees that none of them shall object to or contest (or support any other Person objecting to or contesting) (a) any request by any First-Priority Representative or the First-Priority Secured Parties for adequate protection, (b) any objection by the First-Priority Representatives or the First-Priority Secured Parties to any motion, relief, action or proceeding based on the First-Priority Representatives’ or the First-Priority Secured Parties’ claiming a lack of adequate protection or (c) the allowance and/or payment of pre- and/or post-petition interest, fees, expenses or other amounts of any First-Priority Representative or any other First-Priority Secured Party under Section 506(b) or 506(c) of Title 11 of the United States Code or any similar provisions of any other Bankruptcy Law (as adequate protection or otherwise). Notwithstanding the foregoing, in any Insolvency or Liquidation Proceeding, (i) if the First-Priority Secured Parties (or any subset thereof) are granted adequate protection in the form of additional or replacement collateral and/or a superpriority claim in connection with any DIP Financing or use of cash collateral under Section 363 or Section 364 of Title 11 of the United States Code or any similar Bankruptcy Law, then each Second-Priority Representative, on behalf of itself and any applicable Second-Priority Secured Party, may seek or request adequate protection in the form of a Lien on such additional or replacement collateral and/or a superpriority claim (as applicable), which Lien and/or superpriority claim (as applicable) is subordinated to the Liens securing, and claims with respect to, the First-Priority Obligations and such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing, and claims with respect to, the Second-Priority Obligations are so subordinated to the Liens securing, and claims with respect to, First-Priority Obligations under this Agreement and (ii) in the event any Second-Priority Representative, on behalf of itself or any applicable Second-Priority Secured Party, seeks or requests adequate protection and such adequate protection is granted (in each instance, to the extent such grant is otherwise permissible under the terms of this Agreement) in the form of additional or replacement collateral and/or a superpriority claim, then such Second-Priority Representative, on behalf of itself or each such Second-Priority Secured Party, agrees that the First-Priority Representatives shall also be granted a senior Lien on such additional or replacement collateral as security for the applicable First-Priority Obligations and any such DIP Financing and/or a superpriority claim and that any Lien on such additional or replacement collateral securing the Second-Priority Obligations and/or superpriority claim (as applicable) shall be subordinated to the Liens on such collateral securing, and claims with respect to, the First-Priority Obligations and any such DIP Financing (and all Obligations relating thereto) and any other Liens or claims granted to the First-Priority Secured Parties as adequate protection on the same basis as the other Liens securing, and claims with respect to, the Second-Priority Obligations are so subordinated to such Liens securing, and claims with respect to, First-Priority Obligations under this Agreement. Each Second-Priority Representative, on behalf of itself and each applicable Second-Priority Secured Party, agrees that (a) any adequate protection provided to the Second-Priority Secured Parties may be paid under any Plan of Reorganization in any combination of cash, indebtedness, equity or other property and (b) the Second-Priority Secured Parties shall not seek adequate protection in the form of payments for current post-petition fees and expenses and/or any other cash payments.

Section 6.04.    Preference Issues. If any First-Priority Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to disgorge, turn over or otherwise pay any amount to the estate of the Company or any other Grantor (or any trustee, receiver or similar person therefor), because the payment of such amount was avoided as or otherwise declared to be fraudulent, preferential or avoidable in any respect or for any other reason, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of setoff, recoupment or otherwise, then the First-Priority Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the First-Priority Secured Parties shall remain entitled to the benefits of this Agreement until a Discharge of First-Priority Obligations with respect to all such recovered amounts and shall have all rights hereunder until such time. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. Each Second-Priority Representative, for itself and on behalf of each applicable Second-Priority Secured Party, hereby agrees that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

Section 6.05.    Application. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law, shall be effective prior to, during and after the commencement of any Insolvency or Liquidation Proceeding. All references herein to any Grantor shall apply to any receiver or trustee for such Person and such Person as debtor in possession. The relative rights as to the Common Collateral and proceeds thereof shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, any Grantor. No Second-Priority Representative or Second-Priority Secured Party may propose, support or vote in favor of any Plan of Reorganization or similar dispositive restructuring plan that is inconsistent with the terms of this Agreement or otherwise violates the priorities or other provisions of this Agreement. Without limiting the generality of the foregoing, until the Discharge of First-Priority Obligations has occurred, other than with the written consent of the First-Priority Representative, no Second-Priority Secured Party (whether in the capacity of a secured creditor or an unsecured creditor) shall vote in favor of any plan unless such plan (i) satisfies the First-Priority Obligations in full in cash or (ii) is proposed or supported by the number of First-Priority Secured Parties required under Section 1126(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law.

Section 6.06.    506(c) Claims. Until the Discharge of First-Priority Obligations has occurred, each Second-Priority Representative, on behalf of itself and each applicable Second-Priority Secured Party, will not assert or enforce any claim under Section 506(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law senior to or on a parity with the Liens securing the First-Priority Obligations for costs or expenses of preserving or disposing of any Common Collateral.

Section 6.07.    Separate Grants of Security and Separate Classifications. Each Second-Priority Representative, for itself and on behalf of each applicable Second-Priority Secured Party, acknowledges and agrees that (a) the grants of Liens pursuant to the First-Priority Collateral Documents and the Second-Priority Collateral Documents constitute two separate and distinct grants of Liens, (b) the claims of the Second-Priority Secured Parties against the Grantors constitute junior claims separate and apart (and of a different class) from the senior claims of the First-Priority Secured Parties against the Grantors, and (c) because of, among other things, their differing rights in the Common Collateral, the Second-Priority Obligations are fundamentally different from the First-Priority Obligations and must be separately classified in any Plan of Reorganization proposed or adopted in an Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the First-Priority Secured Parties and the Second-Priority Secured Parties in respect of the Common Collateral constitute a single class of claims (rather than separate classes of senior and junior secured claims), then each Second-Priority Representative, for itself and on behalf of each applicable Second-Priority Secured Party, hereby acknowledges and agrees that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Common Collateral (with the effect being that, to the extent that the aggregate value of the Common Collateral is sufficient (for this purpose ignoring all claims held by the Second-Priority Secured Parties), the First-Priority Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest, fees and expenses, and other claims, all amounts owing in respect of post-petition interest, fees and expenses (whether or not allowed or allowable under Section 506(b) of the Bankruptcy Code (or any similar provision of any other Bankruptcy Law) or otherwise in such Insolvency or Liquidation Proceeding) before any distribution is made in respect of the Second-Priority Obligations), with each Second-Priority Representative, for itself and on behalf of each applicable Second-Priority Secured Party, hereby acknowledging and agreeing to turn over to the Designated First-Priority Representative amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second-Priority Secured Parties.

Section 6.08.    Section 1111(b)(2) Waiver. Each Second-Priority Representative, for itself and on behalf of the other Second-Priority Secured Parties, waives any claim it may hereafter have against any First-Priority Secured Party arising out of the election by any First-Priority Secured Party of the application to the claims of any First-Priority Secured Party of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any sale, use or lease, cash collateral or DIP Financing arrangement or out of any grant of a security interest in connection with the Common Collateral in any Insolvency or Liquidation Proceeding.

Section 6.09.    Asset Sales. Each Second-Priority Representative agrees, for and on behalf of itself and the applicable Second-Priority Secured Parties represented thereby, that it will not oppose any sale consented to by any First-Priority Representative of any Common Collateral pursuant to Section 363(f) of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency or Liquidation Proceeding), so long as the Second-Priority Representative, for the benefit of the Second-Priority Secured Parties, shall retain a Lien on the proceeds of such sale (to the extent such proceeds of such sale are not applied in accordance with this Agreement).

Section 6.10.    Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a Plan of Reorganization or similar dispositive restructuring plan, on account of both the First-Priority Obligations and the Second-Priority Obligations, then, to the extent the debt obligations distributed on account of the First-Priority Obligations and on account of the Second-Priority Obligations are secured by Liens upon the same assets or property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations. Any such reorganization debt obligations distributed on account of the Second-Priority Obligations must provide (i) for the payment of interest thereon in kind until such time as the reorganization debt obligations distributed on account of the First-Priority Obligations are paid in full and discharged in accordance with the terms thereof and (ii) for a maturity date and weighted average life to maturity that is later than the maturity date, or longer than the weighted average life to maturity, as the case may be, of the reorganization debt obligations distributed on account of the First-Priority Obligations.

Section 6.11.    Post-Petition Interest. None of any Second-Priority Representative or any other Second-Priority Secured Party shall oppose or seek to challenge any claim by any First-Priority Representative or any First-Priority Secured Party for allowance in any Insolvency or Liquidation Proceeding of First-Priority Obligations consisting of claims for post-petition interest, fees or expenses under Section 506(b) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law or otherwise, to the extent of the value of the Lien of the First-Priority Representatives on behalf of the First-Priority Secured Parties on the Common Collateral, without regard to the existence of the Liens of the Second-Priority Representatives or the other Second Lien Claimholders on the Common Collateral.

Section 6.12.    No Waivers of Rights of First-Priority Secured Parties. Nothing contained herein shall except as expressly provided herein, prohibit or in any way limit any First-Priority Representative or any other First-Priority Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by any Second-Priority Secured Party, including the seeking by any Second-Priority Secured Party of adequate protection or the asserting by any Second-Priority Secured Party of any of its rights and remedies under the Second-Priority Documents or otherwise.

Section 6.13.    Other Matters. To the extent that any Second-Priority Representative or any Second-Priority Secured Party has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law with respect to any of the Shared Collateral, such Second-Priority Representative, on behalf of itself and each Second-Priority Secured Party, agrees not to assert any such rights without the prior written consent of each First-Priority Representative, provided that if requested by any First-Priority Representative, such Second-Priority Representative shall timely exercise such rights in the manner requested by the First-Priority Representatives (acting unanimously), including any rights to payments in respect of such rights

ARTICLE 7

RELIANCE; WAIVERS; ETC.

Section 7.01.    Reliance. Other than any reliance on the terms of this Agreement, each First-Priority Representative, on behalf of itself and each applicable First-Priority Secured Party (other than the First Lien Administrative Agent and the First Lien Collateral Agent), acknowledges that it and the applicable First-Priority Secured Parties (other than the First Lien Administrative Agent and the First Lien Collateral Agent) have, independently and without reliance on any Second-Priority Representative or any other Second-Priority Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the applicable First-Priority Documents, this Agreement and the transactions contemplated hereby and thereby and they will continue to make their own credit decision in taking or not taking any action under the applicable First-Priority Documents or this Agreement. Each Second-Priority Representative, on behalf of itself and each applicable Second-Priority Secured Party (other than the Second Lien Administrative Agent and the Second Lien Collateral Agent), acknowledges that it and the applicable Second-Priority Secured Parties (other than the Second Lien Administrative Agent and the Second Lien Collateral Agent) have, independently and without reliance on any First-Priority Representative or any other First-Priority Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the applicable Second-Priority Documents, this Agreement and the transactions contemplated hereby and thereby and they will continue to make their own credit decision in taking or not taking any action under the applicable Second-Priority Documents or this Agreement.

Section 7.02.    No Warranties or Liability. Each Second-Priority Representative, on behalf of itself and each applicable Second-Priority Secured Party, acknowledges and agrees that neither the First-Priority Representatives nor any First-Priority Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the First-Priority Documents, the ownership of any Common Collateral or the perfection or priority of any Liens thereon. Neither the First-Priority Representatives nor any First-Priority Secured Party shall have any duty to any Second-Priority Representative or any Second-Priority Secured Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any Subsidiary thereof (including the Second-Priority Documents), regardless of any knowledge thereof that they may have or be charged with. Except as expressly set forth in this Agreement, the First-Priority Representatives, the First-Priority Secured Parties, the Second-Priority Representatives and the Second-Priority Secured Parties have not otherwise made to each other, nor do they hereby make to each other, any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectibility of any of the Second-Priority Obligations, the First-Priority Obligations or any guarantee or security which may have been granted to any of them in connection therewith, (b) the Company’s or any other Grantor’s title to or right to transfer any of the Common Collateral or (c) any other matter except as expressly set forth in this Agreement.

Section 7.03.    Obligations Unconditional. All rights, interests, agreements and obligations of the First-Priority Representatives and the First-Priority Secured Parties, and the Second-Priority Representatives and the Second-Priority Secured Parties, respectively, hereunder shall remain in full force and effect irrespective of:

(a)    any lack of validity or enforceability of any First-Priority Documents or any Second-Priority Documents;

(b)    any change in the time, manner or place of payment of, or in any other terms of, all or any of the First-Priority Obligations or Second-Priority Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the First Lien Credit Agreement or any other First-Priority Document or of the terms of the Second Lien Credit Agreement or any other Second-Priority Document;

(c)    any exchange of any security interest in any Common Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First-Priority Obligations or Second-Priority Obligations or any guarantee thereof;

(d)    the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or

(e)    any other circumstances that otherwise might constitute a defense available to, or a discharge of, the Company or any other Grantor in respect of the First-Priority Obligations, or of any Second-Priority Representative or any Second-Priority Secured Party in respect of this Agreement.

ARTICLE 8

MISCELLANEOUS

Section 8.01.    Conflicts. Subject to Section 8.19, in the event of any conflict between the terms of this Agreement and the terms of any First-Priority Document or any Second-Priority Document, the terms of this Agreement shall govern.

Section 8.02.    Continuing Nature of this Agreement; Severability. Subject to Section 5.07 and Section 6.04, this Agreement shall continue to be effective until the Discharge of First-Priority Obligations shall have occurred. This is a continuing agreement of lien subordination and the First-Priority Secured Parties may continue, at any time and without notice to each Second-Priority Representative or any Second-Priority Secured Party, to extend credit and other financial accommodations and lend monies to or for the benefit of the Company or any other Grantor constituting First-Priority Obligations in reliance hereon. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding, any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 8.03.    Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement shall be deemed to be made unless the same shall be in writing signed on behalf of each Second-Priority Representative (or its authorized agent), each First-Priority Representative (or its authorized agent) and the Company and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. Notwithstanding anything in this Section 8.03 to the contrary, this Agreement may be amended from time to time at the request of the Company, at the Company’s expense, and without the consent of any First-Priority Representative, any Second-Priority Representative, any First-Priority Secured Party or any Second-Priority Secured Party or any other Person then party thereto to (i) add other parties holding Other First-Priority Obligations (or any agent or trustee therefor) and Other Second-Priority Obligations (or any agent or trustee therefor) in each case to the extent such Obligations are not prohibited by any First-Priority Document or any Second-Priority Document and so long as the requirements of Section 8.21 are complied with and (ii) give effect to any Refinancing of any Obligations in accordance with the terms hereof. In furtherance thereof, the Company may designate hereunder in writing obligations as a First Lien Credit

Agreement (and any Person operating in such capacity thereunder as a First Lien Administrative Agent or First Lien Collateral Agent), a Second Lien Credit Agreement (and any Person operating in such capacity thereunder as a Second Lien Administrative Agent or Second Lien Collateral Agent), Other First-Priority Obligations (and any Person operating in such capacity thereunder as an Other First-Priority Representative) or Other Second-Priority Obligations (and any Person operating in such capacity thereunder as an Other Second-Priority Representative), and may specify that any such obligations constitute a Refinancing of any existing series of Obligations, if the incurrence of such obligations and related Liens (including the priority thereof) is not prohibited under each of the Financing Documents and this Agreement. Any such additional party and each First-Priority Representative or Second-Priority Representative shall be entitled to rely on the determination of an officer of the Company that such modifications are not prohibited by any First-Priority Document or any Second-Priority Document if such determination is set forth in an officer’s certificate delivered to such party, the First Lien Collateral Agent and the Second-Priority Collateral Agent. At the request (and sole expense) of the Company, without the consent of any First-Priority Secured Party or Second-Priority Secured Party, each of the First Lien Collateral Agent, the Second-Priority Collateral Agent and each other First-Priority Representative and Second-Priority Representative shall execute and deliver an acknowledgment and confirmation of such permitted modifications and/or enter into an amendment, a restatement or a supplement of this Agreement to facilitate such permitted modifications (it being understood that such actions shall not be required for the effectiveness of any such modifications).

Section 8.04.    Information Concerning Financial Condition of the Company and the Subsidiaries. The First-Priority Representatives, the First-Priority Secured Parties, each Second-Priority Representative and the Second-Priority Secured Parties shall each be responsible for keeping themselves informed of (a) the financial condition of the Company and the Subsidiaries of the Company and all endorsers and/or guarantors of the Second-Priority Obligations or the First-Priority Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the Second-Priority Obligations or the First-Priority Obligations. Each First-Priority Representative, the First-Priority Secured Parties, each Second-Priority Representative and the Second-Priority Secured Parties shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that any First-Priority Representative, any First-Priority Secured Party, any Second-Priority Representative or any Second-Priority Secured Party, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it or they shall be under no obligation (w) to make, and the First-Priority Representatives, the First-Priority Secured Parties, the Second-Priority Representatives and the Second-Priority Secured Parties shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

Section 8.05.    Subrogation. Each Second-Priority Representative, on behalf of itself and each applicable Second-Priority Secured Party, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First-Priority Obligations has occurred.

Section 8.06.    Application of Payments. Except as otherwise provided herein, all payments received by the First-Priority Secured Parties may be applied, reversed and reapplied, in whole or in part, to such part of the First-Priority Obligations as the First-Priority Secured Parties, in their sole discretion, deem appropriate, consistent with the terms of the First-Priority Documents. Except as otherwise provided herein, each Second-Priority Representative, on behalf of itself and each applicable Second-Priority Secured Party, assents to any such extension or postponement of the time of payment of the First-Priority Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the First-Priority Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

Section 8.07.    Consent to Jurisdiction; Waivers. The parties hereto irrevocably and unconditionally agree that any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against any party hereto, or any affiliate of thereof, in any way relating to this Agreement or the transactions relating hereto, shall be tried and litigated only in the courts of the State of New York sitting in Borough of Manhattan, and in the United States District Court of the Southern District of New York, and any appellate court from any thereof. The parties hereto irrevocably and unconditionally submit to the exclusive jurisdiction of any state or federal court located in the Borough of Manhattan, New York, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and consent that all service of process may be made by registered mail directed to such party as provided in Section 8.08 for such party. Service so made shall be deemed to be completed three days after the same shall be posted as aforesaid. The parties hereto waive any objection to any action instituted hereunder in any such court based on forum non conveniens, and any objection to the venue of any action instituted hereunder in any such court. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR ACTION OF ANY PARTY HERETO IN CONNECTION WITH THE SUBJECT MATTER HEREOF.

Section 8.08.    Notices. All notices to the First-Priority Secured Parties and the Second-Priority Secured Parties permitted or required under this Agreement may be sent to the First Lien Collateral Agent, the Second-Priority Collateral Agent, or any other First-Priority Representative or Second-Priority Representative as provided in the First Lien Credit Agreement, the Second Lien Credit Agreement, the relevant First-Priority Document or the relevant Second-Priority Document, as applicable. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or upon receipt via U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties. Each First-Priority Representative hereby agrees to promptly notify each Second-Priority Representative upon payment in full in cash of all Obligations under the applicable First-Priority Documents (except for (i) contingent indemnities and cost and reimbursement obligations to the extent no claim therefor has been made in writing and (ii) Specified Hedging Agreement Obligations and Bank Product Obligations).

Section 8.09.    Further Assurances. Each of the Second-Priority Representatives, on behalf of itself and each applicable Second-Priority Secured Party, and each of the First-Priority Representatives, on behalf of itself and each applicable First-Priority Secured Party, agrees that each of them shall take such further action and shall execute and deliver to the First-Priority Representatives and the First-Priority Secured Parties such additional documents and instruments (in recordable form, if requested) as the First-Priority Representatives or the First-Priority Secured Parties may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement.

Section 8.10.    Governing Law. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

Section 8.11.    Binding on Successors and Assigns. This Agreement shall be binding upon the First-Priority Representatives, the First-Priority Secured Parties, the Second-Priority Representatives, the Second-Priority Secured Parties, the Company, the Company’s Subsidiaries party hereto and their respective permitted successors and assigns.

Section 8.12.    Specific Performance. The Designated First-Priority Representative may demand specific performance of this Agreement. Each Second-Priority Representative, on behalf of itself and each applicable Second-Priority Secured Party, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by the Designated First-Priority Representative.

Section 8.13.    Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

Section 8.14.    Counterparts; Electronic Execution. This Agreement may be executed in one or more counterparts, including by means of facsimile or in portable document format (pdf), each of which shall be an original and all of which shall together constitute one and the same document. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Designated First-Priority Representative (or after the Discharge of First-Priority Obligations, the Designated Second-Priority Representative) or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 8.15.    Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. Each First-Priority Representative represents and warrants that this Agreement is binding upon the applicable First-Priority Secured Parties for which such First-Priority Representative is acting. Each Second-Priority Representative represents and warrants that this Agreement is binding upon the applicable Second-Priority Secured Parties for which such Second-Priority Representative is acting.

Section 8.16.    No Third Party Beneficiaries; Successors and Assigns. This Agreement and the rights and benefits hereof shall inure to the benefit of, and be binding upon, each of the parties hereto and their respective successors and assigns and shall inure to the benefit of each of, and be binding upon, the holders of First-Priority Obligations and Second-Priority Obligations. No other Person (other than the Company with respect to Article 5 and Sections 6.01, 6.02, 6.03, 8.03, 8.19 and 8.21 and this Section 8.16) shall have or be entitled to assert rights or benefits hereunder.

Section 8.17.    Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Company or any other Grantor shall include the Company or any other Grantor as debtor and debtor-in-possession and any receiver or trustee for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.

Section 8.18.    First-Priority Representatives and Second-Priority Representatives. It is understood and agreed that (a) Delaware Trust is entering into this Agreement in its capacity as First Lien Collateral Agent under the Superpriority Credit Agreement, and all rights, protections, indemnities and benefits applicable to the Administrative Agent or Collateral Agent (in each case, as defined in the Superpriority Credit Agreement) thereunder shall also apply to it as a First-Priority Representative hereunder, (b) JPM is entering into this Agreement in its capacity as Second Lien Collateral Agent under the Junior Credit Agreement, and all rights, protections, indemnities and benefits applicable to the Administrative Agent or Collateral Agent (in each case, as defined in the Junior Credit Agreement) thereunder shall also apply to it as a Second-Priority Representative hereunder and (c) each other Representative party hereto is entering into this Agreement in its capacity as trustee or agent for the secured parties referenced in the applicable First-Priority Document or Second-Priority Document (as applicable) and the corresponding rights, protections, indemnities and benefits of such agreement applicable to such Representative thereunder shall also apply to such Representative hereunder.

Section 8.19.    Relative Rights. Notwithstanding anything in this Agreement to the contrary (except to the extent contemplated by Sections 5.01 and 5.03(b)), nothing in this Agreement is intended to or will (a) amend, waive or otherwise modify the provisions of the First Lien Credit Agreement, the Second Lien Credit Agreement or any other First-Priority Document or Second-Priority Document entered into in connection with the First Lien Credit Agreement, the Second Lien Credit Agreement or any other First-Priority Document or Second-Priority Document or permit the Company or any Subsidiary of the Company to take any action, or fail to take any action, to the extent such action or failure would otherwise constitute a breach of, or default under, the First Lien Credit Agreement, the Second Lien Credit Agreement or any other First-Priority Document or Second-Priority Document entered into in connection with the First Lien Credit Agreement, the Second Lien Credit Agreement or any other First-Priority Document or Second-Priority Document, (b) change the relative priorities of the First-Priority Obligations or the Liens granted under the First-Priority Documents on the Common Collateral (or any other assets) as among the First-Priority Secured Parties or (c) otherwise change the relative rights of the First-Priority Secured Parties in respect of the Common Collateral as among such First-Priority Secured Parties or (d) obligate the Company or any Subsidiary of the Company to take any action, or fail to take any action, that would otherwise constitute a breach of, or default under, the First Lien Credit Agreement, the Second Lien Credit Agreement or any other First-Priority Document or Second-Priority Document entered into in connection with the First Lien Credit Agreement, the Second Lien Credit Agreement or any other First-Priority Document or Second-Priority Document.

Section 8.20.    Additional Grantors. The Company agrees that, if any Subsidiary of the Company shall become a Grantor after the date hereof, it will promptly cause such Subsidiary to execute and deliver an acknowledgement of this Agreement substantially in the form of Exhibit C.

Section 8.21.    Joinder Requirements. The Company may designate additional obligations as Other First-Priority Obligations or Other Second-Priority Obligations pursuant to this Section 8.21 if (x) the incurrence of such obligations is not prohibited by any First-Priority Document or Second-Priority Document then in effect and (y) the Company shall have delivered an officer’s certificate to each First-Priority Representative and each Second-Priority Representative certifying the same. If not so prohibited, the Company shall (i) notify each First-Priority Representative and Second-Priority Representative in writing of such designation and (ii) cause the applicable new First-Priority Representative or Second-Priority Representative to execute and deliver to each other First-Priority Representative and Second-Priority Representative, a Joinder Agreement substantially in the form of Exhibit A or Exhibit B, as applicable, hereto.

Section 8.22.    Intercreditor Agreements. Each party hereto agrees that the First-Priority Secured Parties (as among themselves) and the Second-Priority Secured Parties (as among themselves) may each enter into intercreditor agreements (or similar arrangements) with the applicable First-Priority Representatives or Second-Priority Representatives, as the case may be, governing the rights, benefits and privileges as among the First-Priority Secured Parties or as among the Second-Priority Secured Parties, as the case may be, in respect of any or all of the Common Collateral, this Agreement and the other First-Priority Collateral Documents or the other Second-Priority Collateral Documents, as the case may be, including as to application of proceeds of any Common Collateral, voting rights, control of any Common Collateral and waivers with respect to any Common Collateral, in each case so long as the terms thereof do not violate or conflict with the provisions of this Agreement or the other First-Priority Collateral Documents or Second-Priority Collateral Documents, as the case may be. In any event, if a respective intercreditor agreement (or similar arrangement) exists, the provisions thereof shall not be (or be construed to be) an amendment, modification or other change to this Agreement or any other First-Priority Collateral Document or Second-Priority Collateral Document, and the provisions of this Agreement and the other First-Priority Collateral Documents and Second-Priority Collateral Documents shall remain in full force and effect in accordance with the terms hereof and thereof (as such provisions may be amended, modified or otherwise supplemented from time to time in accordance with the terms thereof, including to give effect to any intercreditor agreement (or similar arrangement)).

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

DELAWARE TRUST COMPANY, as First Lien Collateral Agent and First-Priority Representative with respect to the Superpriority Credit Agreement and related Superpriority Documents

Name:
Title:

JPMORGAN CHASE BANK, N.A., as Second Lien Collateral Agent and Second-Priority Representative with respect to the Junior Credit Agreement and related Second Lien Documents

By:
Name:
Title:

[Signature Page to Intercreditor Agreement]

ACKNOWLEDGMENT

The Grantors each hereby acknowledge that they have received a copy of the foregoing Intercreditor Agreement and consent thereto, agree to recognize all rights granted thereby to the First Lien Collateral Agent, and the other First Lien Secured Parties, and the Second Lien Collateral Agent, and the other Second-Priority Secured Parties, and waive the provisions of Section 9-615(a) of the UCC in connection with the application of proceeds of collateral in accordance with the provisions of the Intercreditor Agreement; provided, however, that the foregoing shall not, without the consent of Company, impair the rights of any Grantor under the First Lien Documents or the Second Lien Documents. The Grantors each further acknowledge and agree that they are not an intended beneficiary or third party beneficiary under the foregoing Intercreditor Agreement (other than with respect to Article 5 and Sections 6.01, 6.02, 6.03, 8.03, 8.16, 8.19 and 8.21 of the Intercreditor Agreement), as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

[Signatures on following pages]

Acknowledged as of the date first written above:

Grantors:

CASA SYSTEMS, INC.

By:
Name:
Title:

CASA SYSTEMS SECURITIES CORPORATION

By:
Name:
Title:

CASA PROPERTIES LLC

By:
Name:
Title:

NETCOMM WIRELESS INC.

By:
Name:
Title:

Signature Page to Intercreditor Agreement Acknowledgement

CASA COMMUNICATIONS LIMITED a company incorporated under the laws of Ireland

By:
Name:
Title:

Signature Page to Intercreditor Agreement Acknowledgement

EXHIBIT A

Joinder Agreement

JOINDER AGREEMENT

(Other First-Priority Obligations)

JOINDER AGREEMENT (this “Agreement”) dated as of [                    ], [            ], among [                    ] (the “New Representative”), as an Other First-Priority Representative, [[                            ] (the “New Collateral Agent”)]1, as an Other First Lien Collateral Agent.

This Agreement is supplemental to that certain Intercreditor Agreement, dated as of [ ], 2023 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among Delaware Trust Company, as a First Lien Collateral Agent and First-Priority Representative and JPMorgan Chase Bank, N.A., as Second Lien Collateral Agent and Second-Priority Representative. This Agreement has been entered into to record the accession of the New Representative[s] as Other First-Priority Representative[s] under the Intercreditor Agreement [and to record the accession of the New Collateral Agent as an Other First Lien Collateral Agent under the Intercreditor Agreement].

ARTICLE I

Definitions

SECTION 1.01    Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Intercreditor Agreement.

ARTICLE II

Accession

SECTION 2.01 [The][/Each] New Representative agrees to become, with immediate effect, a party to and agrees to be bound by the terms of, the Intercreditor Agreement as an Other First-Priority Representative as if it had originally been party to the Intercreditor Agreement as an Other First-Priority Representative.

SECTION 2.02 [The New Collateral Agent agrees to become, with immediate effect, a party to and agrees to be bound by the terms of, the Intercreditor Agreement as an Other First Lien Collateral Agent as if it had originally been party to the Intercreditor Agreement as an Other First Lien Collateral Agent.]

SECTION 2.03 The New Representative[s] and the New Collateral Agent confirm[s] that their address details for notices pursuant to the Intercreditor Agreement [is][/are] as follows: [                    ].

SECTION 2.04 Each party to this Agreement (other than the New Representative[s] and the New Collateral Agent) confirms the acceptance of the New Representative[s] and New Collateral Agent as an Other First-Priority Representative and Other First Lien Collateral Agent, respectively, for purposes of the Intercreditor Agreement.

[1]	To be included if applicable.

SECTION 2.05 [                    ] [is][/are] acting in the capacities of Other First-Priority Representative[s] and [                    ] is acting in its capacity as Other First Lien Collateral Agent solely for the Secured Parties under [                    ].

ARTICLE III

Miscellaneous

SECTION 3.01 This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

SECTION 3.02 This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

[INSERT SIGNATURE BLOCKS, INCLUDING ACKNOWLEDGEMENT BY GRANTORS]

EXHIBIT B

Joinder Agreement

JOINDER AGREEMENT

(Other Second-Priority Obligations)

JOINDER AGREEMENT (this “Agreement”) dated as of [                    ], [            ], among [                    ] (the “New Representative”), as an Other Second-Priority Representative, [                            ] (the “New Collateral Agent”)2, as an Other Second-Priority Collateral Agent.

This Agreement is supplemental to that certain Intercreditor Agreement, dated as of [    ], 2023 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among Delaware Trust Company, as a First Lien Collateral Agent and First-Priority Representative and JPMorgan Chase Bank, N.A., as Second Lien Collateral Agent and Second-Priority Representative. This Agreement has been entered into to record the accession of the New Representative[s] as Other Second-Priority Representative[s] under the Intercreditor Agreement [and to record the accession of the New Collateral Agent as an Other Second-Priority Collateral Agent under the Intercreditor Agreement].

ARTICLE I

Definitions

SECTION 1.01 Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Intercreditor Agreement.

ARTICLE II

Accession

SECTION 2.01 [The][/Each] New Representative agrees to become, with immediate effect, a party to and agrees to be bound by the terms of, the Intercreditor Agreement as an Other Second-Priority Representative as if it had originally been party to the Intercreditor Agreement as an Other Second-Priority Representative.

SECTION 2.02 [The New Collateral Agent agrees to become, with immediate effect, a party to and agrees to be bound by the terms of, the Intercreditor Agreement as an Other Second-Priority Collateral Agent as if it had originally been party to the Intercreditor Agreement as an Other Second-Priority Collateral Agent.]

SECTION 2.03 The New Representative[s] and the New Collateral Agent confirm[s] that their address details for notices pursuant to the Intercreditor Agreement [is][/are] as follows: [                    ].

SECTION 2.04 Each party to this Agreement (other than the New Representative[s] and the New Collateral Agent) confirms the acceptance of the New Representative[s] and the New Collateral Agent as an Other Second-Priority Representative and an Other Second-Priority Collateral Agent, respectively, for purposes of the Intercreditor Agreement.

[2]	To be included if applicable.

SECTION 2.05 [                    ] [is][/are] acting in the capacities of Other Second-Priority Representative[s] and [            ] is acting in its capacity as Other Second-Priority Collateral Agent solely for the Secured Parties under [                    ].

ARTICLE III

Miscellaneous

SECTION 3.01 This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

SECTION 3.02 This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

[INSERT SIGNATURE BLOCKS, INCLUDING ACKNOWLEDGEMENT

BY GRANTORS]

EXHIBIT C

Acknowledgement

ACKNOWLEDGMENT

Reference is made to that certain Intercreditor Agreement, dated as of [            ], 2023 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among Delaware Trust Company, as a First Lien Collateral Agent and First-Priority Representative and JPMorgan Chase Bank, N.A., as Second Lien Collateral Agent and Second-Priority Representative. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Intercreditor Agreement.

Pursuant to Section 8.20 of the Intercreditor Agreement, if a Subsidiary of the Company becomes a Grantor, such Subsidiary shall acknowledge the Intercreditor Agreement by execution and delivery of an instrument in the form of this Acknowledgement.

The undersigned (the “New Grantor”) hereby acknowledges that it has received a copy of the Intercreditor Agreement and consents thereto, agrees to recognize all rights granted thereby to the First Lien Collateral Agent, and the other First Lien Secured Parties, and the Second Lien Collateral Agent, and the other Second-Priority Secured Parties, and waives the provisions of Section 9-615(a) of the UCC in connection with the application of proceeds of collateral in accordance with the provisions of the Intercreditor Agreement; provided, however, that the foregoing shall not, without the consent of Company, impair the rights of the New Grantor under the First Lien Documents or the Second Lien Documents. The New Grantor further acknowledges and agrees that they are not an intended beneficiary or third party beneficiary under the Intercreditor Agreement (other than with respect to Article 5 and Sections 6.01, 6.02, 6.03, 8.03, 8.16, 8.19 and 8.21 of the Intercreditor Agreement), as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

[SIGNATURE PAGE FOLLOWS]

Acknowledged as of the date first written above:

New Grantor:

[ ]

By:
Name:
Title: